UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08097
                                  ----------------------------------------------

                           PAX WORLD GROWTH FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         222 STATE STREET, PORTSMOUTH, NH                        03801-3853
--------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip code)

                           Pax World Management Corp.
                   222 State Street, Portsmouth, NH 03801-3853
                   Attn.: Laurence A. Shadek, Thomas W. Grant
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-767-1729
                                                   -----------------------------

Date of fiscal year end:      December 31
                        --------------------------------------------------------

Date of reporting period:     June 30, 2004
                         -------------------------------------------------------


         Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

         A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1.   Reports to Stockholders.



PAX WORLD
ETHICAL INVESTING

2004 Semi-Annual Report

PAX World Balanced Fund

PAX World Growth Fund

PAX World High Yield Fund

30 June 2004

Dear Pax World Shareholders,

      "My congregation and I pray every day for world peace," one of our shareholders, a minister, recently wrote us. To that prayer, we say "amen," not only because we value peace for its own sake, but also because we see the effect of conflict on value in the financial markets. The markets don't like uncertainty and the current state of affairs in Iraq and elsewhere means continuing uncertainty for investors worldwide. It is partly why the first half of 2004 looked very similar to the second half of 2003, with sideways movement in the debt and equity markets. No matter how strong the underlying fundamentals, it is hard to maintain forward momentum when the daily news is filled with reports of chaos and danger.

      In this difficult environment, your portfolio managers did an outstanding job. Although past performance is no guarantee of future results, Pax World Balanced Fund Manager Chris Brown and his analyst, Tony Trzcinka, deserve congratulations for earning an Overall Morningstar Rating(TM) of five stars, as rated against 629 "moderate allocation" funds as of June 30, 2004 based upon risk-adjusted returns*. Growth Fund Manager Paul Gulden and High Yield Fund Manager Diane Keefe also delivered solid results, as you can read in the following pages.

      To ensure that our Funds' boards continue to serve shareholders in the most transparent and trustworthy way, we, along with our legal counsel, have undertaken an internal review of their structure and operation. We will report to our shareholders on any material changes as they are implemented.

      We remain hopeful that, by the time we write our next shareholder letter early in 2005, world peace will be closer and the markets will be higher.

Sincerely,


/s/ Laurence A. Shadek                      /s/ Thomas W. Grant

Laurence A. Shadek                          Thomas W. Grant
Chairman                                    President

July 29, 2004

*THE PAX WORLD BALANCED FUND HAS BEEN RECOGNIZED BY MORNINGSTAR WITH A FIVE-STAR RATING FOR THE 10-YEAR PERIOD (OUT OF 179 MODERATE ALLOCATION FUNDS) AND FOUR-STAR RATINGS FOR THE FIVE- AND THREE-YEAR PERIODS (OUT OF 490 AND 629 MODERATE ALLOCATION FUNDS, RESPECTIVELY), ENDED JUNE 30, 2004 BASED UPON RISK-ADJUSTED RETURNS.

THE OVERALL MORNINGSTAR RATING(TM) FOR A FUND IS DERIVED FROM A WEIGHTED-AVERAGE OF THE PERFORMANCE FIGURES ASSOCIATED WITH ITS 3-, 5-, AND 10-YEAR (IF APPLICABLE) MORNINGSTAR RATING(TM) METRICS WHICH ARE BASED ON RISK-ADJUSTED RETURNS. MORNINGSTAR AWARDS THE TOP 10 PERCENT OF FUNDS IN EACH CATEGORY WITH FIVE STARS. THE NEXT 22.5 PERCENT RECEIVE FOUR STARS, THE NEXT 35 PERCENT RECEIVE THREE STARS, THE NEXT 22.5 PERCENT RECEIVE TWO STARS, AND THE BOTTOM 10 PERCENT RECEIVE ONE STAR. THIS RATING IS SUBJECT TO CHANGE EVERY MONTH.

Dear Pax World Shareholders,

      Most corporations hold their annual meetings in the first six months of the year, and as shareholders, Pax World has the right to vote on various issues. July is a good time to reflect on our votes so far and I have two trends I would like to share with you. In the first half of 2004, Pax World voted against the independent auditor 28% of the time (down from 45% a year ago), and voted against director nominees 34% of the time (up from 18% a year ago). We are heartened by the trend with regard to independent auditors, which means auditing firms are refraining from consulting contracts that, while lucrative, can compromise their objectivity. We hope that by next year the director nominees trend will follow a similar curve.

      Here are the results of the three shareholder resolutions filed by our Balanced Fund. The resolution at Abbott Laboratories received 6% of the vote, and we withdrew the resolution at Johnson & Johnson. Both dealt with access to medicines necessary to combat the worldwide HIV/AIDS, malaria, and tuberculosis pandemics. This could be a "sleeper" issue that may gain importance in the coming years if the financial markets feel the economic toll wreaked by these illnesses.

      Avon Products was asked to implement annual election of all directors. In a rare move, the company agreed to the request just three days before its annual meeting. Pax World attended Avon's meeting on behalf of all co-filers, including lead filer Walden Asset Management, and publicly congratulated the company on this move.

      In the last two years, I have provided regular updates on Pax World's push to require all mutual funds to publicly disclose how they vote their proxy ballots. With your help, we generated nearly 1,000 letters to the Securities and Exchange Commission asking for this important disclosure, and our efforts were successful. The first deadline for reporting is August 31, 2004. Results can be found at www.sec.gov. Pax World's votes are also available on our website at www.paxworld.com.

      Proxy ballots can be confusing, so I will highlight three key votes that are generally of interest to socially responsible investors:

      1. Annual Election of Directors. At companies where directors do not stand for election every year, it is called a "classified" or a "staggered" board. Annual election of directors is an accountability measure and we believe that all of the directors should be on the ballot each year. When annual election of board members shows up on the ballot, you should look to see if your mutual fund voted for it.

      2. Separation of Chairperson and CEO positions. In many cases the same person holds both offices. Unfortunately, there is an inherent conflict of interest in the two positions, as the Chairperson of the Board is the highest shareholder representative, and the CEO is the highest management representative. We believe these positions should be held by separate people, and socially responsible shareholders should look for a "yes" vote on these resolutions.

      3. Report on Climate Risk (a.k.a. Global Warming). There were several shareholder resolutions filed on this issue in 2004, asking companies if they have assessed the risk that climate change will have on their business. Seeing how a fund voted on this issue can give you some insight into whether management is sensitive to environmental performance.

      Many of you have asked about executive compensation. I would advise caution when evaluating these votes. Compensation plans are complex and can be structured many different ways. At Pax World, we use several formulas to determine the value of such plans because we find that just looking at a vote summary is likely to be misleading. Instead, I would steer you toward reviewing how your fund voted on the Expensing of Stock Options, which is a fairly straightforward matter of disclosure.

      I hope these tips are helpful to you, and I encourage you to contact us if we may be of further assistance. The items mentioned in this letter are just a few of the many ways Pax World is working on your behalf, and we thank you for your investment.

      Sincerely,


      /s/ Anita Green

      Anita Green
      Vice President of Social Research

July 29, 2004

                                TABLE OF CONTENTS

Chairman and President's Letter.......................................1
Social Research Vice President's Letter...............................2

PAXWORLD BALANCED FUND, INC.
      Portfolio Manager's Comments....................................7
      Portfolio Highlights............................................9
      Schedule of Investments........................................18
      Statement of Assets and Liabilities............................35
      Statement of Operations........................................37
      Statement of Changes in Net Assets.............................38
      Statement of Changes - Capital Stock Activity..................40
      Financial Highlights...........................................41
      Annual Meeting of Shareholders.................................54

PAXWORLD GROWTH FUND, INC.
      Portfolio Manager's Comments...................................11
      Portfolio Highlights...........................................12
      Schedule of Investments........................................27
      Statement of Assets and Liabilities............................35
      Statement of Operations........................................37
      Statement of Changes in Net Assets.............................39
      Statement of Changes - Capital Stock Activity..................40
      Financial Highlights...........................................42
      Annual Meeting of Shareholders.................................55

PAXWORLD HIGH YIELD FUND, INC.
      Portfolio Manager's Comments...................................14
      Portfolio Highlights...........................................16
      Schedule of Investments........................................29
      Statement of Assets and Liabilities............................35
      Statement of Operations........................................37
      Statement of Changes in Net Assets.............................39
      Statement of Changes - Capital Stock Activity..................40
      Financial Highlights (Individual Investor Class)...............43
      Financial Highlights (Institutional Class).....................44
      Annual Meeting of Shareholders.................................56

Notes to Financial Statements........................................45

                                                    Portfolio Manager's Comments
                                                                   June 30, 2004

PAXWORLD BALANCED FUND, INC.

                              CHRISTOPHER H. BROWN
                                PORTFOLIO MANAGER

Q. HOW DID THE PAX WORLD BALANCED FUND PERFORM DURING THE FIRST SIX MONTHS OF 2004?

A. Although past performance is no guarantee of future results, we are pleased to say that the Pax World Balanced Fund has received an Overall Morningstar Rating(TM)of five stars - Morningstar's highest rating - as rated against 629 moderate allocation funds as of June 30, 2004 based upon risk-adjusted returns.* For the six-month period ended June 30, 2004, the Balanced Fund's total return was 4.11% compared to a total return of 2.25% for the Lipper Balanced Fund Index for the same period. The Fund's performance also compares favorably to its benchmark, the 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index blend, which had a total return of 2.13% for the first six months of 2004.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD BALANCED FUND DURING THE FIRST SIX MONTHS OF 2004?

A. The Fund's performance was helped by out-performance of both the equity and fixed income securities held in its portfolio. For the equity portion, stock selection (vs. sector selection) was critical. The Balanced Fund's stocks in materials, industrials, consumer staples, and health care all outperformed their respective sectors by a wide margin.

      On the fixed income side, performance was aided by both sector and security selection. The Fund holds no Treasuries, which was an underperforming sector. On the security selection side, the Fund's selection of both government agency bonds and mortgage-backed securities outperformed other such securities.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD BALANCED FUND DURING THE FIRST SIX MONTHS OF 2004?

A. The Fund made a few changes to its portfolio, mainly over the last quarter of the period. On the selling side, the Fund reduced its positions in KEYSPAN and STARBUCKS. KEYSPAN is a utility stock that we feel will be hurt by rising rates. STARBUCKS was sold due to valuation reasons.

      On the buying side, we purchased technology stocks such as EMC, CITRIX CORPORATION and FISERV. All have attractive valuations and are in sectors that we think will outperform the market.

*THE PAX WORLD BALANCED FUND HAS BEEN RECOGNIZED BY MORNINGSTAR WITH A FIVE-STAR RATING FOR THE 10-YEAR PERIOD (OUT OF 179 MODERATE ALLOCATION FUNDS)

                                                                   June 30, 2004

PAXWORLD BALANCED FUND, INC.

AND FOUR-STAR RATINGS FOR THE FIVE- AND THREE-YEAR PERIODS (OUT OF 490 AND 629 MODERATE ALLOCATION FUNDS, RESPECTIVELY), ENDED JUNE 30, 2004 BASED UPON RISK-ADJUSTED RETURNS.

THE OVERALL MORNINGSTAR RATING(TM) FOR A FUND IS DERIVED FROM A WEIGHTED-AVERAGE OF THE PERFORMANCE FIGURES ASSOCIATED WITH ITS 3-, 5-, AND 10-YEAR (IF APPLICABLE) MORNINGSTAR RATING(TM) METRICS WHICH ARE BASED ON RISK-ADJUSTED RETURNS. MORNINGSTAR AWARDS THE TOP 10 PERCENT OF FUNDS IN EACH CATEGORY WITH FIVE STARS. THE NEXT 22.5 PERCENT RECEIVE FOUR STARS, THE NEXT 35 PERCENT RECEIVE THREE STARS, THE NEXT 22.5 PERCENT RECEIVE TWO STARS, AND THE BOTTOM 10 PERCENT RECEIVE ONE STAR. THIS RATING IS SUBJECT TO CHANGE EVERY MONTH.

                                                            Portfolio Highlights
                                                                   June 30, 2004

PAXWORLD BALANCED FUND, INC.

KEY STATISTICS

Year-to-date change in NAV ($20.68 to $21.53) .............................$0.85

Year-to-date change in total net assets
($1,224 to $1,296 million) ..........................................$72 million

Year-to-date total return* ................................................4.11%

1 Year total return* .....................................................14.15%

3 Year average total return* ..............................................2.18%

5 Year average total return* ..............................................2.92%

10 Year average total return* ............................................11.43%

TEN LARGEST HOLDINGS**

                                                                      PERCENT OF
COMPANY                                                               NET ASSETS

Vodafone Group PLC ADR ....................................................1.71%
Stryker Corp. .............................................................1.70%
Amgen, Inc. ...............................................................1.68%
Caremark Rx, Inc. .........................................................1.53%
Dell Inc. .................................................................1.52%
Fannie Mae ................................................................1.51%
American Int'l Group, Inc. ................................................1.51%
Wellpoint Health Networks, Inc. ...........................................1.51%
Apogent Technologies, Inc. ................................................1.48%
Staples, Inc. ............................................................ 1.47%
                                                                          ------

Total ....................................................................15.62%
                                                                          ------

* THE FUND'S ADVISER ASSUMED CERTAIN EXPENSES DURING THE PERIOD; TOTAL RETURN WOULD HAVE BEEN LOWER HAD THESE EXPENSES NOT BEEN ASSUMED. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THESE FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR MORE RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.PAXWORLD.COM OR CALL 800-767-1729.

**TEN LARGEST HOLDINGS DO NOT INCLUDE MONEY MARKET SECURITIES, CERTIFICATES OF DEPOSIT OR CASH AND EQUIVALENTS, IF APPLICABLE.

                                                                   June 30, 2004

PAXWORLD BALANCED FUND, INC.

ASSET ALLOCATION
(Pie Chart)

US Stocks                       62%
US Bonds                        26%
Foreign Stocks & Bonds           9%
Cash & Equivalents               3%

SECTOR DIVERSIFICATION

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS

Government Agency Bonds......................................................17%
Health Care..................................................................14%
Information Technology.......................................................13%
Consumer Discretionary........................................................9%
Consumer Staples..............................................................7%
Industrials...................................................................7%
Corporate Bonds...............................................................6%
Financials....................................................................6%
Energy........................................................................5%
Telecommunication Services....................................................4%
Cash & Equivalents............................................................3%
Materials.....................................................................3%
Mortgage-Backed Bonds.........................................................3%
Utilities...................................................................  3%
                                                                            ----

Total.......................................................................100%

                                                    Portfolio Manager's Comments
                                                                   June 30, 2004

PAXWORLD GROWTH FUND, INC.

                               PAUL I. GULDEN, JR.
                                PORTFOLIO MANAGER


Q.    HOW DID THE PAX WORLD GROWTH FUND PERFORM DURING THE FIRST SIX MONTHS OF
      2004?

A. We are very pleased with the Pax World Growth Fund's performance in the first six months in 2004. The total return for the Fund for the year-to-date period ended June 30, 2004 was 10.61%. This compared quite favorably with the 3.44% total return for the S&P 500 and the 4.62% total return for the Lipper Multi-Cap Growth Index for the same period.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD GROWTH FUND DURING THE FIRST SIX MONTHS OF 2004?

A. Contributing to our overall performance was our emphasis on healthcare, certain parts of technology, and specialty retailers. Many of these small- to mid-cap companies appreciated substantially as the Federal Reserve continued to supply liquidity to the economy. The purchase of KROLL CORP. by Marsh & McLennan in an all cash tender offer at a substantial premium to our cost basis was a pleasant surprise.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD GROWTH FUND DURING THE FIRST SIX MONTHS OF 2004?

A. As noted above, the specialty retailers have treated the Fund very well. We increased our position in DICK'S SPORTING GOODS, and that company now represents a major holding in the Fund. We also added CARBO CERAMICS, which produces environmentally friendly ceramic products for use by energy companies. In healthcare, we bought VCA ANTECH, which operates veterinary diagnostic laboratories and animal hospitals. Continuing with the same theme, we also bought an initial position in PETSMART, which operates over 650 stores in the U.S. and Canada specializing in pet products. Companies such as ANALOG DEVICES and CORINTHIAN COLLEGES, which were not doing well or had disappointing earnings, were eliminated.

                                                            Portfolio Highlights
                                                                   June 30, 2004

PAXWORLD GROWTH FUND, INC.

KEY STATISTICS

Year-to-date change in NAV ($9.80 to $10.84) ..............................$1.04

Year-to-date change in total net assets ($40.61 to $54.87
million) .........................................................$14.26 million

Year-to-date total return* ...............................................10.61%

1 Year total return* .....................................................25.75%

3 Year average total return ..............................................-0.64%

5 Year average total return* .............................................-2.03%

6-11-97 to 6-30-04 average total return* ..................................1.15%

TEN LARGEST HOLDINGS**

                                                                      PERCENT OF
COMPANY                                                               NET ASSETS

Dick's Sporting Goods, Inc. ...............................................4.86%
America Movil SA, ADR .....................................................4.64%
Eon Labs, Inc. ............................................................4.48%
Urban Outfitters, Inc. ....................................................4.44%
Autodesk, Inc. ............................................................3.90%
eBay, Inc. ................................................................3.35%
Coach, Inc. ...............................................................3.29%
Sierra Health Services, Inc. ..............................................3.26%
Cognizant Technology Solutions Corp. ......................................3.24%
C.R. Bard, Inc. .......................................................... 3.10%
                                                                          ------

Total ....................................................................38.56%
                                                                          ------

* TOTAL RETURN FIGURES DO NOT INCLUDE THE 2.5% INITIAL SALES CHARGE THAT WAS IN EFFECT UNTIL 11-1-1999. THE 5 YEAR AVERAGE TOTAL RETURN WITH THE INITIAL SALES CHARGE DEDUCTED IS -2.53%. THE AVERAGE TOTAL RETURN FOR THE PERIOD 6-11-1997 TO 6-30-2004 WITH THE INITIAL SALES CHARGE DEDUCTED IS 0.78%. THE SALES CHARGE WAS NOT IN EFFECT AT ANY TIME DURING THE SIX-MONTH, ONE-YEAR, AND THREE-YEAR PERIODS ENDED 6-30-2004. THE FUND'S ADVISER ASSUMED CERTAIN EXPENSES DURING THE PERIOD; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THESE EXPENSES NOT BEEN ASSUMED. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THESE FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR MORE RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.PAXWORLD.COM OR CALL 800-767-1729.

** TEN LARGEST HOLDINGS DO NOT INCLUDE MONEY MARKET SECURITIES, CERTIFICATES OF DEPOSIT OR CASH AND EQUIVALENTS, IF APPLICABLE.

                                                                   June 30, 2004

PAXWORLD GROWTH FUND, INC.

ASSET ALLOCATION
(Pie Chart)

U.S. Common Stocks              86%
Foreign Common Stocks            7%
Cash & Equivalents               7%

SECTOR DIVERSIFICATION

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS

Health Care..................................................................28%
Consumer Discretionary.......................................................19%
Information Technology.......................................................19%
Energy.......................................................................10%
Cash & Equivalents............................................................7%
Telecommunication Services....................................................7%
Financials....................................................................3%
Consumer Staples..............................................................3%
Industrials...................................................................2%
Materials...................................................................  2%
                                                                            ----

Total.......................................................................100%

                                                    Portfolio Manager's Comments
                                                                   June 30, 2004

PAXWORLD HIGH YIELD FUND, INC.

                                   DIANE M. KEEFE
                                 PORTFOLIO MANAGER

Q. HOW DID THE PAX WORLD HIGH YIELD FUND PERFORM DURING THE FIRST SIX MONTHS OF 2004?

A. The Pax World High Yield Fund Individual Investor Class had a total return of 1.64% for the six-month period ended June 30, 2004.* The Lipper High Current Yield Fund Index and the Merrill Lynch High Yield Master I Index had total returns of 1.39% and 1.33%, respectively, for the same period. We are pleased with this relative performance, as the period was characterized by volatility and weakness associated with the rise in interest rates in May 2004 after the employment statistics indicated that the economic recovery may be gaining some traction. Statistics released in June presented a more mixed picture of the economy and the high-yield bond market responded by recovering much of its losses during that month.

Q. WHAT WERE THE MOST IMPORTANT FACTORS THAT INFLUENCED THE PERFORMANCE OF THE PAX WORLD HIGH YIELD FUND DURING THE FIRST SIX MONTHS OF 2004?

A. Our strategy of investing in the higher credit-quality end of the high-yield market benefited our performance during the first half of 2004 because bond prices of companies with the weakest credits dropped more than those that were primarily affected by interest rate movements when the high-yield market sold off. In addition, a number of our companies experienced positive credit events during the period. JAFRA COSMETICS was acquired by a large, privately held German company. BARNEY'S, the high-end clothing retailer, announced it was considering a sale of the company. Potential acquirers named in the financial press included SAKS, one of the Fund's holdings, and Neiman Marcus, an investment grade company.

Q. WHAT ARE SOME EXAMPLES OF SECURITIES BOUGHT AND SOLD BY THE PAX WORLD HIGH YIELD FUND DURING THE FIRST SIX MONTHS OF 2004?

A. We added to our position in FPL WIND ENERGY FUNDING, the largest owner of wind farms in the U.S. We purchased the bonds of PINNACLE FOODS, a privately held company owned by Apollo Group as equity sponsor. We also owned two other privately held food companies managed by the same Apollo-sponsored management team,

* THE FUND'S INSTITUTIONAL CLASS COMMENCED OPERATIONS ON JUNE 1, 2004 AND THEREFORE DOES NOT HAVE A SIX MONTH RETURN TO REPORT.

                                                                   June 30, 2004

PAXWORLD HIGH YIELD FUND, INC.

      INTERNATIONAL HOME FOODS and PREMIER FOODS (which we still own). The Premier Foods 12% bonds are being called as of September 1, 2004 at a significant premium as a result of their London stock exchange listed IPO.

      We purchased floating rate bonds of FREESCALE SEMICONDUCTOR, a spin-off of the semiconductor operations of Motorola, which has substantial business in the automotive and wireless businesses as well as data networks. We expect to continue to increase our investments in floating rate bonds to help protect the Fund's portfolio against rising interest rates going forward.

      We sold CMA-CGM bonds, taking a significant profit as a result of both Euro currency appreciation and credit improvement. We sold our other shipping related holding, STENA, because it acquired a ferry company that conducted gambling operations on some of its ships and thus violated our social screens. Subsequently, the slowdown of China's economy has already led to a 30% decline of shipping rates in the first half of 2004 after reaching a peak in February 2004.

      Although we are still bullish on their best-in-class preservative and artificial flavor free water, we sold our LE NATURE bonds because the company had more capital expenditures than it had originally planned, and it had a change in top management. We sold EL POLLO LOCO bonds because the company borrowed more money in a second bond issue very shortly after it first came to market.

                                                            Portfolio Highlights
                                                                   June 30, 2004

PAXWORLD HIGH YIELD FUND, INC.

KEY STATISTICS - INDIVIDUAL INVESTOR CLASS

Year-to-date change in NAV ($8.64 to $8.49)..............................- $0.15

Year-to-date change in total net assets ($47.86 to
$42.33 million)..................................................- $5.53 million

Year-to-date distributions to shareholders (per share)....................$0.292

30 Day SEC yield*..........................................................6.39%

Year-to-date total return**................................................1.64%

1 Year total return**......................................................7.30%

3 Year average total return**..............................................5.92%

10-8-99 to 6-30-04 average total return**..................................4.17%

KEY STATISTICS - INSTITUTIONAL CLASS

Since inception change in NAV ($8.44 to $8.49).............................$0.05

Since inception change in total net assets ($0.00 to
$6.24 million).....................................................$6.24 million

Since inception distributions to shareholders (per share).................$0.046

6-1-04 to 6-30-04 cumulative total return**................................1.14%

* SEC YIELDS ARE CALCULATED BY DIVIDING THE NET INVESTMENT INCOME PER SHARE FOR THE 30-DAY PERIOD BY THE NET ASSET VALUE PER SHARE AT THE END OF THE PERIOD AND ANNUALIZING THE RESULTS.

** TOTAL RETURN FIGURES DO NOT INCLUDE THE SHORT-TERM REDEMPTION FEE IMPOSED ON SHARES OF THE FUND REDEEMED WITHIN SIX MONTHS OF PURCHASE. THE FUND'S ADVISER ASSUMED CERTAIN EXPENSES DURING THE PERIOD; TOTAL RETURN WOULD HAVE BEEN LOWER HAD THESE EXPENSES NOT BEEN ASSUMED. TOTAL RETURN FIGURES INCLUDE REINVESTED DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND CHANGES IN PRINCIPAL VALUE AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER MIGHT PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THESE FIGURES REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR MORE RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.PAXWORLD.COM OR CALL 800-767-1729.

                                                            Portfolio Highlights
                                                                   June 30, 2004

PAXWORLD HIGH YIELD FUND, INC.

TEN LARGEST HOLDINGS*

                                                                      PERCENT OF
COMPANY                                                               NET ASSETS

St. John Knits Int'l., Inc., 12.500%, due 07-01-09 ........................3.11%
EMI Group plc, 9.750%, due 05-20-08 .......................................2.95%
Warner Music Group, 144A, 8.125%, due 04-15-14 ............................2.17%
Kindercare Learning Center, Inc., 9.500%, due 02-15-09 ....................2.10%
THL Bedding Co., 144A, 5.125%, due 06-19-12 ...............................2.09%
United Biscuits Finance plc, 10.750%, due 04-15-11 ........................1.99%
Thornburg Mortgage, Inc., 8.000%, due 05-15-13 ............................1.94%
Stoneridge, Inc., 11.500%, due 05-01-12 ...................................1.83%
Amerigas Partners LP, 8.875%, due 05-20-11 ................................1.76%
Jafra Cosmetics Int'l. Inc., 10.750%, due 05-15-11 ....................... 1.73%
                                                                          ------

Total.....................................................................21.67%
                                                                          ------

* TEN LARGEST HOLDINGS DO NOT INCLUDE MONEY MARKET SECURITIES, CERTIFICATES OF DEPOSIT OR CASH AND EQUIVALENTS, IF APPLICABLE.

CREDIT QUALITY
(Pie Chart)

B               71%
BB              23%
BBB              5%
Not Rated        1%

SECTOR DIVERSIFICATION

                                                                      PERCENT OF
SECTOR                                                                NET ASSETS

Consumer Discretionary ......................................................32%
Consumer Staples ............................................................14%
Industrials .................................................................10%
Health Care ..................................................................9%
Telecommunication Services ...................................................7%
Energy .......................................................................7%
Cash & Equivalents ...........................................................6%
Materials ....................................................................6%
Financials ...................................................................4%
Information Technology .......................................................4%
Utilities ..................................................................  1%
                                                                            ----

Total ......................................................................100%

                                             Schedule of Investments (Unaudited)
                                                                   June 30, 2004

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                                NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                    OF SHARES           VALUE

      STOCKS: 70.8%

         COMMON STOCKS: 70.6%

CONSUMER DISCRETIONARY: 8.9%
  Belo Corp. Series A ........................        200,000       $  5,370,000
  BJ's Wholesale Club, Inc. (a) ..............        350,000          8,750,000
  Bob Evans Farms, Inc. ......................        123,800          3,389,644
  Comcast Corp. Class A (a) ..................        150,000          4,204,500
  Comcast Corp. Class A Special (a) ..........        200,000          5,522,000
  DIRECTV Group, Inc. (a) ....................        604,800         10,342,080
  Koninklijke Philips
       Electronics NV ADR ....................        650,000         17,680,000
  Landry's Restaurants, Inc. .................        150,000          4,483,500
  Staples, Inc. ..............................        650,000         19,051,500
  Starbucks Corp. (a) ........................        425,000         18,479,000
  Tribune Co. ................................        400,000         18,216,000
                                                                    ------------
                                                                     115,488,224
                                                                    ------------
CONSUMER STAPLES: 7.4%
  Avon Products, Inc. ........................        400,000         18,456,000
  Corn Products International, Inc. ..........        380,400         17,707,620
  CVS Corp. ..................................        300,000         12,606,000
  Dean Foods Co. (a) .........................        375,000         13,991,250
  General Mills, Inc. ........................        200,000          9,506,000
  Gillette Co. ...............................        350,000         14,840,000
  Supervalu, Inc. ............................        300,000          9,183,000
                                                                    ------------
                                                                      96,289,870
                                                                    ------------

ENERGY: 5.2%
  Apache Corp. ...............................        425,000         18,508,750
  Baker Hughes, Inc. .........................        300,000         11,295,000
  Chesapeake Energy Corp. ....................        601,300          8,851,136
  Equitable Resources, Inc. ..................        250,000         12,927,500
  Questar Corp. ..............................        250,000          9,660,000
  Tidewater, Inc. ............................        200,000          5,960,000
                                                                    ------------
                                                                      67,202,386
                                                                    ------------
FINANCIALS: 6.1%
  American International Group, Inc. .........        275,000         19,602,000
  Fannie Mae .................................        275,000         19,624,000
  Hospitality Properties Trust ...............        200,000          8,460,000

                                                                   June 30, 2004

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                               NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                   OF SHARES            VALUE

COMMON STOCKS, continued

FINANCIALS, continued
  Jefferson-Pilot Corp. ......................       250,000        $ 12,700,000
  SLM Corp. ..................................       250,000          10,112,500
  St. Joe Co. ................................       225,000           8,932,500
                                                                    ------------
                                                                      79,431,000
                                                                    ------------
HEALTH CARE: 13.7%
  Abbott Laboratories, Inc. ..................       200,000           8,152,000
  Amgen, Inc. (a) ............................       400,000          21,828,000
  Apogent Technologies, Inc. (a) .............       600,000          19,200,000
  Baxter International, Inc. .................       375,000          12,941,250
  Becton Dickinson & Co. .....................       127,100           6,583,780
  Caremark Rx, Inc. (a) ......................       600,000          19,764,000
  Glaxosmithkline PLC ........................       250,000          10,365,000
  Johnson & Johnson, Inc. ....................       225,000          12,532,500
  Medtronic, Inc. ............................       350,000          17,052,000
  Stryker Corp. ..............................       400,000          22,000,000
  Sybron Dental Specialties, Inc. (a) ........       250,000           7,462,500
  Wellpoint Health Networks, Inc. (a) ........       175,000          19,601,750
                                                                    ------------
                                                                     177,482,780
                                                                    ------------

INDUSTRIALS: 6.7%
  Chicago Bridge & Iron Co. NV................       225,000           6,266,250
  CNF, Inc. ..................................       325,000          13,507,000
  Donnelley RR & Sons Co. ....................       200,000           6,604,000
  Fluor Corp. ................................       350,000          16,684,500
  Masco Corp. ................................       350,000          10,913,000
  Pentair, Inc. ..............................       350,000          11,774,000
  Ryder Systems, Inc. ........................       333,300          13,355,331
  United Parcel Service, Inc. Class B ........       100,000           7,517,000
                                                                    ------------
                                                                      86,621,081
                                                                    ------------

INFORMATION TECHNOLOGY: 12.5%
  Applied Materials, Inc. (a) ................       550,000          10,791,000
  Citrix Systems, Inc. (a) ...................       251,500           5,120,540
  Dell Inc. (a) ..............................       550,000          19,701,000
  eBay, Inc. (a) .............................       150,000          13,792,500
  EMC Corp. (a) ..............................     1,500,000          17,100,000
  Fair Isaac Corp. ...........................       207,000           6,909,660

                                                                   June 30, 2004

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                               NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                   OF SHARES            VALUE

COMMON STOCKS, continued

INFORMATION TECHNOLOGY, continued
  Fiserv, Inc. (a) ...........................       413,511        $ 16,081,443
  InterActive Corp. (a) ......................       325,000           9,795,500
  Intersil Corp. .............................       425,000           9,205,500
  Intuit, Inc. (a) ...........................       350,000          13,503,000
  Microsoft Corp. ............................       500,000          14,280,000
  Nam Tai Electronics.........................       220,000           4,734,400
  Nokia Corp. ADR ............................       250,000           3,635,000
  SAP Aktiengesellschaft ADR .................       400,000          16,724,000
                                                                    ------------
                                                                     161,373,543
                                                                    ------------

MATERIALS: 3.4%
  Aracruz Celulose SA ADR ....................       225,000           7,348,500
  Avery Dennison Corp. .......................       150,000           9,601,500
  Cemex SA ADR ...............................       494,904          14,401,706
  Sealed Air Corp. (a) .......................       250,000          13,317,500
                                                                    ------------
                                                                      44,669,206
                                                                    ------------

TELECOMMUNICATION SERVICES: 3.7%
  America Movil SA ADR .......................       475,000          17,275,750
  Telefonos de Mexico, SA ADR
   (representing ordinary shares L) ..........       250,000           8,317,500
  Vodafone Group PLC ADR .....................     1,000,000          22,100,000
                                                                    ------------
                                                                      47,693,250
                                                                    ------------
UTILITIES: 3.0%
  Aqua America, Inc. .........................       332,875           6,674,144
  KeySpan Corp. ..............................       300,000          11,010,000
  Peoples Energy Corp. .......................       299,300          12,615,495
  UGI Corp. ..................................       250,000           8,025,000
                                                                    ------------
                                                                      38,324,639
                                                                    ------------
TOTAL COMMON STOCKS
  (Cost $677,881,616) ........................                       914,575,979
                                                                    ------------

                                                                   June 30, 2004

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                               NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                   OF SHARES           VALUE

  PREFERRED STOCKS: 0.2%

FINANCIALS: 0.2%
  HRPT Properties Trust, Series B ............        50,000        $  1,315,000
  Regency Centers Corp., Series C ............        32,000             808,640
                                                                    ------------

TOTAL PREFERRED STOCKS
  (Cost $2,249,740) ..........................                         2,123,640
                                                                    ------------

TOTAL STOCKS
  (Cost $680,131,356) ........................                       916,699,619
                                                                    ------------

                                                   PRINCIPAL
  BONDS: 26.6%                                        AMOUNT

  MORTGAGE-BACKED SECURITIES: 3.1%

  U.S. GOVERNMENT MORTGAGE-BACKED: 2.8%

FREDDIE MAC (MORGAGE-BACKED): 1.7%
  5.000%, due July 1, 2007 ...................    $  462,709             471,276
  3.500%, due May 1, 2008 ....................     2,277,095           2,240,573
  5.000%, due October 1, 2008 ................     3,537,968           3,607,466
  4.000%, due September 1, 2010 ..............     4,689,270           4,591,275
  4.500%, due September 1, 2018 ..............     1,678,398           1,643,808
  4.000%, due September 1, 2018 ..............     1,320,975           1,260,849
  5.500%, due October 1, 2018 ................     1,098,216           1,124,797
  5.500%, due October 1, 2018 ................     1,029,225           1,054,136
  5.000%, due October 1, 2018 ................     1,575,138           1,580,227
  5.000%, due November 1, 2018 ...............       987,114             990,304
  5.000%, due November 1, 2018 ...............       853,261             856,018
  6.500%, due May 1, 2029 ....................       648,601             677,470
  6.500%, due December 1, 2029 ...............     1,073,310           1,121,084
  6.500%, due June 1, 2032 ...................       982,188           1,024,446
                                                                    ------------
                                                                      22,243,729
                                                                    ------------

FANNIE MAE (MORTGAGE-BACKED): 1.1%
  5.000%, due January 1, 2014 ................     2,715,994           2,776,015
  5.000%, due February 1, 2014 ...............     1,857,859           1,898,916
  5.000%, due November 1, 2018 ...............     1,110,264           1,114,216

                                                                   June 30, 2004

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                            PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                   AMOUNT              VALUE

  BONDS, continued

  U.S. GOVERNMENT MORTGAGE-BACKED, continued

FANNIE MAE (MORTGAGE-BACKED), continued
  5.000%, due November 1, 2018 ...............    $1,119,766        $  1,123,751
  5.000%, due November 1, 2018 ...............       433,439             434,981
  5.000%, due February 1, 2019 ...............     3,471,841           3,483,644
  5.000%, due April 1, 2019 ..................     1,259,488           1,263,770
  8.000%, due May 1, 2030 ....................       261,070             283,862
  6.500%, due June 1, 2032 ...................     1,892,553           1,972,017
                                                                    ------------
                                                                      14,351,172
                                                                    ------------

  COMMERCIAL MORTGAGE-BACKED: 0.3%

  Nomura Asset Securities Corp.
   6.590%, due March 15, 2030 ................     3,000,000           3,258,171
                                                                    ------------

TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $40,484,384) .........................                        39,853,072
                                                                    ------------

  U.S. GOVERNMENT AGENCY BONDS: 17.2%

FEDERAL HOME LOAN BANK SYSTEM: 10.3%
  2.200%, due April 28, 2006 .................     4,000,000           3,949,384
  5.625%, due July 26, 2006 ..................     7,000,000           7,017,668
  2.500%, due August 28, 2006 ................     5,000,000           4,935,995
  2.625%, due January 30, 2007 ...............     3,000,000           2,948,613
  2.000%, due March 12, 2007 .................     3,000,000           2,992,908
  3.280%, due May 7, 2007 ....................     3,000,000           2,984,166
  3.050%, due May 10, 2007 ...................     2,060,000           2,036,975
  3.100%, due May 21, 2007 ...................     5,000,000           4,946,950
  2.750%, due July 23, 2007 ..................     3,000,000           2,930,982
  3.875%, due September 17, 2007 .............     3,000,000           3,009,039
  2.000%, due September 24, 2007 .............     3,000,000           2,984,160
  2.000%, due September 24, 2007 .............     3,000,000           2,984,160
  4.130%, due January 14, 2008 ...............     3,500,000           3,528,917
  3.520%, due January 30, 2008 ...............     3,000,000           2,975,844
  3.200%, due March 3, 2008 ..................     3,000,000           2,941,224
  3.700%, due April 2, 2008 ..................     5,000,000           4,973,705

                                                                   June 30, 2004

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                            PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                   AMOUNT              VALUE

  BONDS, continued

  U.S. GOVERNMENT AGENCY BONDS, continued

FEDERAL HOME LOAN BANK SYSTEM, continued
  3.500%, due April 21, 2008 .................    $4,000,000        $  3,951,864
  3.530%, due April 29, 2008 .................     4,000,000           3,955,116
  2.500%, due April 30, 2008 .................     5,000,000           5,001,735
  3.375%, due July 21, 2008 ..................     5,000,000           4,889,450
  2.750%, due August 14, 2008 ................     2,750,000           2,741,101
  3.800%, due October 15, 2008 ...............     3,000,000           2,976,288
  3.750%, due October 21, 2008 ...............     5,000,000           4,879,130
  4.125%, due November 17, 2008 ..............     3,000,000           2,997,672
  4.250%, due December 3, 2008 ...............     3,000,000           3,006,441
  4.000%, due January 29, 2009 ...............     3,000,000           2,978,886
  3.790%, due February 13, 2009 ..............     4,000,000           3,939,688
  3.750%, due March 24, 2009 .................     3,000,000           2,942,400
  2.000%, due April 15, 2009 .................     4,000,000           3,936,360
  3.250%, due May 12, 2009 ...................     6,000,000           5,977,776
  4.250%, due May 12, 2009 ...................     4,000,000           3,982,436
  3.000%, due October 21, 2009 ...............     3,000,000           3,006,135
  5.040%, due June 7, 2010 ...................     3,000,000           3,021,513
  4.625%, due October 7, 2010 ................     5,000,000           4,941,915
  5.000%, due November 19, 2010 ..............     3,000,000           3,004,524
  5.000%, due November 24, 2010 ..............     3,000,000           2,999,403
                                                                    ------------
                                                                     133,270,523
                                                                    ------------

FREDDIE MAC (AGENCY): 4.0%
  2.000%, due May 21, 2007 ...................     5,000,000           4,940,060
  3.000%, due July 6, 2007 ...................     3,500,000           3,508,302
  3.000%, due August 15, 2007 ................     3,000,000           2,951,946
  4.000%, due September 13, 2007 .............     5,000,000           5,018,965
  2.500%, due December 24, 2007 ..............     2,500,000           2,404,200
  3.250%, due March 14, 2008 .................     3,000,000           2,931,033
  3.500%, due April 15, 2008 .................     5,305,000           5,245,398
  4.000%, due August 4, 2009 .................     4,000,000           3,927,336
  4.125%, due August 19, 2008 ................     7,000,000           6,886,635
  4.000%, due January 14, 2009 ...............     3,000,000           2,943,504
  3.500%, due April 1, 2009 ..................     3,000,000           2,908,512
  5.000%, due July 30, 2009 ..................     8,000,000           8,018,176
                                                                    ------------
                                                                      51,684,067
                                                                    ------------

                                                                   June 30, 2004

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                            PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                   AMOUNT               VALUE

  BONDS, continued

  U.S. GOVERNMENT AGENCY BONDS, continued

FANNIE MAE (AGENCY): 2.9%
  3.050%, due April 20, 2007 .................    $4,000,000        $  3,956,956
  4.320%, due July 26, 2007 ..................     4,000,000           4,072,456
  4.100%, due August 27, 2008 ................     4,000,000           4,007,568
  4.200%, due September 8, 2008 ..............     3,000,000           3,008,943
  4.420%, due September 17, 2008 .............     7,360,000           7,395,365
  3.750%, due December 8, 2008 ...............     3,000,000           2,958,702
  2.877%, due February 17, 2009 ..............     7,324,000           7,283,132
  5.030%, due September 23, 2011 .............     5,000,000           4,985,750
                                                                    ------------
                                                                      37,668,872
                                                                    ------------

TOTAL U.S. GOVERNMENT AGENCY BONDS
  (Cost $224,314,549) ........................                       222,623,462
                                                                    ------------

  CORPORATE BONDS: 6.3%

CONSUMER DISCRETIONARY: 1.0%
  Cox Communications, Inc.
   6.690%, due September 20, 2004 ............     5,130,000           5,177,617
  Lowes Cos., Inc.
   7.500%, due December 15, 2005 .............     3,200,000           3,409,283
  Tandy Corp.
   6.950%, due September 1, 2007 .............       994,000           1,082,754
  Toyota Motor Credit Corp.
   2.750%, due August 6, 2009 ................     3,000,000           2,937,420
                                                                    ------------
                                                                      12,607,074
                                                                    ------------

CONSUMER STAPLES: 0.7%
  CVS Corp.
   3.875%, due November 1, 2007 ..............     5,000,000           5,007,785
  Gillette Co., 144A,
   3.750%, due December 1, 2004 (b) ..........     5,000,000           5,036,790
                                                                    ------------
                                                                      10,044,575
                                                                    ------------

FINANCIALS: 1.9%
  AFLAC, Inc.
   6.500%, due April 15, 2009 ................     5,000,000           5,411,515
  Chubb Corp.
   3.950%, due April 1, 2008 .................     5,000,000           4,961,450

                                                                   June 30, 2004

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                            PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                   AMOUNT             VALUE

  BONDS, continued

    CORPORATE BONDS, continued

FINANCIALS, continued
  CIT Group, Inc.
   5.500%, due November 30, 2007 .............   $10,000,000      $   10,453,640
  SLM Corp. Tranche TR 00034
   4.000%, due January 15, 2009 ..............     4,000,000           3,932,808
                                                                    ------------
                                                                      24,759,413
                                                                    ------------

HEALTH CARE: 1.2%
  Baxter International, Inc.
   5.250%, due May 1, 2007 ...................     5,000,000           5,200,640
  Bristol Myers Squibb Co.
   5.750%, due October 1, 2011 ...............     8,400,000           8,765,635
  Unitedhealth Group, Inc.
   5.200%, due January 17, 2007 ..............     1,880,000           1,957,074
                                                                    ------------
                                                                      15,923,350
                                                                    ------------

INDUSTRIALS: 0.4%
  Pentair, Inc.
   7.850%, due October 15, 2009 ..............     5,000,000           5,584,610
                                                                    ------------

INFORMATION TECHNOLOGY: 0.3%
  Thermo Electron Corp.
   7.625%, due October 30, 2008 ..............     3,000,000           3,316,137
                                                                    ------------

TELECOMMUNICATION SERVICES: 0.4%
  Vodafone Airtouch PLC
   7.750%, due February 15, 2010 .............     5,000,000           5,739,596
                                                                    ------------

UTILITIES: 0.4%
  National Fuel Gas Co.
   6.303%, due May 27, 2008 ..................     5,500,000           5,939,489
                                                                    ------------

TOTAL CORPORATE BONDS
  (Cost $85,161,455) .........................                        83,914,244
                                                                    ------------

TOTAL BONDS
  (Cost $349,960,388) ........................                       346,390,778
                                                                    ------------

                                                                   June 30, 2004

PAX WORLD BALANCED FUND, INC.

PERCENT OF NET ASSETS,                          PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                 AMOUNT               VALUE

  CERTIFICATES OF DEPOSIT: 0.1%

  South Shore Bank
   1.120%, due October 10, 2004 .............  $    500,000      $      500,000
  Self Help Credit Union
   2.070%, due November 24,2004 ..............      250,000             250,000
                                                                 --------------

TOTAL CERTIFICATES OF DEPOSIT
  (Cost $750,000) ............................                          750,000
                                                                 --------------
                                                   NUMBER
                                                 OF SHARES
  MONEY MARKET SHARES: 3.7%

  Pax World Money Market Fund - note B (c)
  (Cost $48,193,271) .........................   48,193,271          48,193,271
                                                                 --------------

TOTAL INVESTMENTS: 101.2%
  (Cost $1,079,035,015) ......................                    1,312,033,668

  Other assets and liabilities (Net): (1.2%)                        (16,161,505)
                                                                 --------------

Net assets: 100.0% ...........................                   $1,295,872,163
                                                                 --------------

(a)   Non-income producing security
(b) Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers
(c) Controlled affiliate - security is managed by Pax World Management Corp., the Fund's Adviser
ADR   American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

                                             Schedule of Investments (Unaudited)
                                                                   June 30, 2004

PAX WORLD GROWTH FUND, INC.

PERCENT OF NET ASSETS,                               NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                   OF SHARES           VALUE

      COMMON STOCKS: 93.5%

CONSUMER DISCRETIONARY: 19.3%
   Coach, Inc. (a) .........................          40,000        $  1,807,600
   Dana Corp. ..............................          60,000           1,176,000
   Dick's Sporting Goods, Inc. (a) .........          80,000           2,668,000
   Hibbett Sporting Goods, Inc. (a) ........          45,000           1,230,750
   PETsMART, Inc. ..........................          40,000           1,298,000
   Urban Outfitters, Inc. (a) ..............          40,000           2,436,400
                                                                    ------------
                                                                      10,616,750
                                                                    ------------

CONSUMER STAPLES: 3.0%
   Cott Corp. (a) ..........................          50,000           1,620,000
                                                                    ------------

ENERGY: 9.8%
   Anadarko Petroleum Corp. ................          20,000           1,172,000
   Apache Corp. ............................          21,000             914,550
   CARBO Ceramics, Inc. ....................          15,000           1,023,750
   Chesapeake Energy Corp. .................          60,000             883,200
   Smith International, Inc. (a) ...........          25,000           1,394,000
                                                                    ------------
                                                                       5,387,500
                                                                    ------------

FINANCIALS: 2.8%
   MBNA Corp. ..............................          60,000           1,547,400
                                                                    ------------

HEALTH CARE: 28.1%
   American Healthways, Inc. (a) ...........          40,000           1,064,800
   Bright Horizons Family Solutions, Inc. (a)          1,963             105,237
   C. R. Bard, Inc. ........................          30,000           1,699,500
   Caremark Rx, Inc. (a) ...................          40,000           1,317,600
   Eon Labs, Inc. (a) ......................          60,000           2,455,800
   Express Scripts, Inc., Class A (a) ......          15,000           1,188,450
   Inveresk Research Group, Inc. (a) .......          40,000           1,233,600
   Sierra Health Services, Inc. (a) ........          40,000           1,788,000
   Smith & Nephew, plc .....................          30,000           1,658,100
   VCA Antech, Inc. (a) ....................          35,000           1,568,700
   Zimmer Holdings, Inc. (a) ...............          15,000           1,323,000
                                                                    ------------
                                                                      15,402,787
                                                                    ------------

INDUSTRIALS: 1.8%
   Paxar Corp. (a) .........................          50,000             976,000
                                                                    ------------

                                                                   June 30, 2004

PAX WORLD GROWTH FUND, INC.

PERCENT OF NET ASSETS,                               NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                   OF SHARES           VALUE

      COMMON STOCKS, continued

INFORMATION TECHNOLOGY: 19.1%
   Autodesk, Inc. ..........................          50,000        $  2,140,500
   Cognizant Technology Solutions
        Corp. (a) ..........................          70,000           1,778,700
   eBay, Inc. (a) ..........................          20,000           1,839,000
   eResearch Technology, Inc. (a) ..........          60,000           1,680,000
   Navigant Consulting, Inc. (a) ...........          40,000             857,600
   Symbol Technologies, Inc. ...............          50,000             737,000
   UTStarcom, Inc. (a) .....................             700              21,175
   Yahoo! Inc. (a) .........................          40,000           1,453,200
                                                                    ------------
                                                                      10,507,175
                                                                    ------------

MATERIALS: 2.5%
   Cemex S. A. de C.V. ADR .................          46,990           1,367,408
                                                                    ------------

TELECOMMUNICATION SERVICES: 7.1%
   America Movil SA ADR ....................          70,000           2,545,900
   Nextel Communications, Inc. Class A (a)..          50,000           1,333,000
                                                                    ------------
                                                                       3,878,900
                                                                    ------------
TOTAL COMMON STOCKS
   (Cost $39,004,143) ......................                          51,303,920
                                                                    ------------

   MONEY MARKET SHARES: 5.5%

   Pax World Money Market Fund - note B (b)
   (Cost $3,011,412)                               3,011,412           3,011,412
                                                                    ------------

TOTAL INVESTMENTS: 99.0%
   (Cost $42,015,555)                                                 54,315,332
                                                                    ------------

   Other assets and liabilities (Net): 1.0%                              553,166

Net assets: 100.0%                                                  $ 54,868,498
                                                                    ------------

(a)   Non-income producing security
(b) Affiliate - security is managed by Pax World Management Corp., the Fund's Adviser
ADR   American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

                                             Schedule of Investments (Unaudited)
                                                                   June 30, 2004

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                              PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                     AMOUNT             VALUE

      CORPORATE BONDS: 92.4%

CONSUMER DISCRETIONARY: 32.5%
   American Achievement Corp., 144A
     8.250%, due April 1, 2012 (b) ............   $  250,000        $    255,000
   Barneys, Inc.
     9.000%, due April 1, 2008 ................      500,000             522,500
   CSK Auto Corp., 144A
     7.000%, due January 15, 2014 (b) .........      500,000             478,750
   EMI Group plc
     9.750%, due May 20, 2008 (g) (GB) ........      750,000           1,434,186
   Equinox Holdings, Inc., 144A
     9.000%, due December 15, 2009 (b) ........      490,000             490,000
   Finlay Fine Jewelry Corp., 144A
     8.375%, due June 1, 2012 (b) .............      500,000             521,250
   Friendly Ice Cream Corp., 144A
     8.375%, due June 15, 2012 (b) ............      600,000             585,000
   FTD, Inc.
     7.750%, due February 15, 2014 ............      250,000             233,125
   HTM Sport and Freizeitgeraete, 144A
     8.500%, due February 1, 2014
     (b)(e)(AU) ...............................      500,000             554,235
   Interactive Health LLC, 144A
     7.250%, due April 1, 2011 (b) ............      750,000             671,250
   Jacuzzi Brands, Inc.
     9.625%, due July 1, 2010 .................      750,000             806,250
   Phillips-Van Heusen Corp., 144A
     7.250%, due February 15, 2011 (b) ........      750,000             757,500
   Russell Corp.
     9.250%, due May 1, 2010 ..................      685,000             731,238
   Saks, Inc.
     7.375%, due February 15, 2019 ............      750,000             720,000
   St. John Knits International, Inc.
     12.500%, due July 1, 2009 ................    1,400,000           1,508,500
   Technical Olympic USA, Inc.
     7.500%, due March 15, 2011 ...............      500,000             467,500
   THL Bedding Co., 144A
     5.125%, due June 19, 2012 (b) ............    1,000,000           1,013,750
   VICORP Restaurants, Inc., 144A
     10.500%, due April 15, 2011 (b) ..........      500,000             500,000
   Visteon Corp.
     7.000%, due March 10, 2014 ...............      500,000             482,500

                                                                   June 30, 2004

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                             PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                    AMOUNT             VALUE

   CORPORATE BONDS, continued

CONSUMER DISCRETIONARY, continued
   Warner Music Group, 144A
     8.125%, due April 15, 2014
     (b)(g) (GB) ..............................   $  600,000        $  1,055,109
   WH Holdings Ltd. 144A
     9.500%, due April 1, 2011 (b) ............      750,000             783,750
   Woolworth Corp.
     8.500%, due January 15, 2022 .............      780,000             828,750
   Worldspan LP
     9.625%, due June 15, 2011 ................      350,000             358,750
                                                                    ------------
                                                                      15,758,893
                                                                    ------------

CONSUMER STAPLES: 13.6%
   Burns Philip Capital Pty Ltd
     9.750%, due July 15, 2012 ................      725,000             754,000
   Chattem, Inc.
     7.000%, due March 1, 2014 ................      500,000             482,500
   Elizabeth Arden, Inc., 144A
     7.750%, due January 15, 2014 (b) .........      500,000             511,250
   Jafra Cosmetics International, Inc.
     10.750%, due May 15, 2011 ................      750,000             840,000
   Pathmark Stores, Inc.
     8.750%, due February 1, 2012 .............      500,000             502,500
   Pinnacle Foods Holding Corp., 144A
     8.250%, due December 1, 2013 (b) .........      500,000             485,000
   Premier International Foods plc
     12.000%, due September 1, 2009 ...........      700,000             750,750
   Seminis Vegetable Seeds, Inc.
     10.250%, due October 1, 2013 .............      750,000             819,375
   Stater Brothers Holding, Inc., 144A
     5.060%, due June 15, 2010 (b) ............      500,000             510,625
   United Biscuits Finance plc
     10.750%, due April 15, 2011 (g) (GB) .....      500,000             964,781
                                                                    ------------
                                                                       6,620,781
                                                                    ------------

ENERGY: 6.6%
   Amerigas Partners LP
     8.875%, due May 20, 2011 .................      800,000             856,000
   Compagnie Generale De Geophysique
     10.625%, due November 15, 2007 ...........      500,000             535,000
   Ferrellgas Escrow LLC, 144A
     6.750%, due May 1, 2014 (b) ..............      250,000             242,500

                                                                   June 30, 2004

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                             PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                    AMOUNT             VALUE

   CORPORATE BONDS, continued

ENERGY, continued
   FPL Energy Wind FDG LLC., 144A
     6.876%, due June 27, 2017 (b) ............   $  567,600        $    559,086
   Paramount Resources Ltd.
     7.875%, due November 1, 2010 .............      500,000             480,000
   Star Gas Partners LP
     10.250%, due February 15, 2013 ...........      500,000             537,500
                                                                    ------------
                                                                       3,210,086
                                                                    ------------

FINANCIALS: 3.0%
   LaBranche & Co., Inc., 144A
     11.000%, due May 15, 2012 (b) ............      500,000             517,500
   Thornburg Mortgage, Inc.
     8.000%, due May 15, 2013 .................      925,000             943,500
                                                                    ------------
                                                                       1,461,000
                                                                    ------------

HEALTH CARE: 9.0%
   Concentra Operating Corp., 144A
     9.125%, due June 1, 2012 (b) .............      500,000             525,000
   Dade Behring, Inc.
     11.910%, due October 3, 2010 .............      683,702             786,257
   Medex, Inc.
     8.875%, due May 15, 2013 .................      500,000             530,000
   National Nephrology Assn., Inc. 144A
     9.000%, due November 1, 2011 (b) .........      500,000             575,000
   Omnicare, Inc.
     6.125%, due June 1, 2013 .................      500,000             480,000
   Sola International, Inc.
     6.875%, due March 15, 2008 ...............      700,000             714,030
   Universal Hospital Services, Inc.
     10.125%, due November 1, 2011 ............      750,000             765,000
                                                                    ------------
                                                                       4,375,287
                                                                    ------------

INDUSTRIALS: 9.9%
   Buhrmann U.S., Inc., 144A
     8.250%, due July 1, 2014 (b) .............      500,000             501,250
   Da Lite Screen Co., Inc.
     9.500%, due May 15, 2011 .................      500,000             522,500
   Kindercare Learning Center, Inc.
     9.500%, due February 15, 2009 ............    1,000,000           1,020,000

                                                                   June 30, 2004

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                             PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                    AMOUNT             VALUE

   CORPORATE BONDS, continued

INDUSTRIALS, continued
   Integrated Electrical Services, Inc.
     9.375%, due February 1, 2009 .............   $  500,000        $    518,750
   MAAX Corp., 144A
     9.750%, due June 15, 2012 (b) ............      250,000             258,750
   Mobile Mini, Inc.
     9.500%, due July 1, 2013 .................      750,000             825,000
   Mueller Group, Inc. 144A
     5.918%, due November 1, 2011 (b) .........      250,000             261,250
   Stoneridge, Inc.
     11.500%, due May 1, 2012 .................      750,000             886,875
                                                                    ------------
                                                                       4,794,375
                                                                    ------------

INFORMATION TECHNOLOGY: 3.9%
   Activant Solutions, Inc.
     10.500%, due June 15, 2011 ...............      750,000             795,000
   IKON Office Solutions, Inc.
     6.750%, due December 1, 2025 .............      750,000             659,099
   Xerox Capital Trust
     8.000%, due February 1, 2027 .............      500,000             458,750
                                                                    ------------
                                                                       1,912,849
                                                                    ------------

MATERIALS: 5.9%
   Blue Ridge Paper Products, Inc.
     9.500%, due December 15, 2008 ............      500,000             467,500
   Cellu Tissue Holdings, Inc., 144A
     9.750%, due March 15, 2010 (b) ...........      650,000             627,250
   Forest City Enterprises, Inc.
     7.625%, due June 1, 2015 .................      500,000             505,000
   Riverside Forest Products, Ltd., 144A
     7.875%, due March 1, 2014 (b) ............      500,000             512,500
   Russell Stanley Holdings, Inc., 144A
     9.000%, due November 30, 2008 (b) ........       33,423                 334
   WII Components, Inc., 144A
     10.000%, due February 15, 2012 (b) .......      750,000             738,750
                                                                    ------------
                                                                       2,851,334
                                                                    ------------

TELECOMMUNICATION SERVICES: 7.0%
   Axtel SA, 144A
     11.000%, due December 15, 2013 (b) ......       750,000             714,375

                                                                   June 30, 2004

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                             PRINCIPAL
NAME OF ISSUER AND TITLE OF ISSUE                    AMOUNT             VALUE

   CORPORATE BONDS, continued

TELECOMMUNICATION SERVICES, continued
   Brasil Telecom SA, 144A
     9.375%, due February 18, 2014 (b) ........   $  500,000        $    487,500
   Embratel Participacoes SA, 144A
     11.000%, due December 15, 2008 (b) .......      500,000             540,000
   Millicom International Cellular SA, 144A
     10.000%, due December 1, 2013 (b) ........      800,000             816,000
   Rogers Cantel, Inc.
     10.500%, due June 1, 2006 (f) (CA) .......      500,000             403,700
   Tele Norte Leste Participoes, 144A
     8.000%, due December 18, 2013 (b) ........      500,000             450,000
                                                                    ------------
                                                                       3,411,575
                                                                    ------------

UTILITIES: 1.0%
   Ormat Funding Corp., 144A
     8.250%, due December 30, 2020 (b) ........      500,000             475,000
                                                                    ------------

TOTAL CORPORATE BONDS
   (Cost $44,597,958) .........................                       44,871,180
                                                                    ------------

   STOCKS: 1.0%
                                                      NUMBER
   COMMON STOCKS: 0.0%                              OF SHARES

MATERIALS: 0.00%
   Russell Stanley Holdings, Inc.,
     144A(a)(b)(c)
   (Cost $0) ..................................        4,000                   0
                                                                    ------------

   PREFERRED STOCKS: 1.0%

FINANCIALS: 1.0%
   Nationwide Health Properties, Inc.
     Preferred Convertible Series B
   (Cost $500,000) ............................        5,000             492,500
                                                                    ------------

TOTAL  STOCKS
   (Cost $500,000) ............................                          492,500
                                                                    ------------

   WARRANTS: 0.1%

CONSUMER DISCRETIONARY: 0.1%
   Barneys, Inc., 144A
     Warrants, expire 2/1/08 (a)(b) ...........         500               17,500
                                                                    ------------

                                                                   June 30, 2004

PAX WORLD HIGH YIELD FUND, INC.

PERCENT OF NET ASSETS,                              NUMBER
NAME OF ISSUER AND TITLE OF ISSUE                  OF SHARES            VALUE

TOTAL WARRANTS
   (Cost $0) ..................................                          17,500
                                                                   ------------

   CERTIFICATES OF DEPOSIT: 1.0%                   PRINCIPAL
                                                     AMOUNT
   Community Capital Bank
     1.170%, due December 7, 2004 .............   $  100,000       $    100,000
   Self Help Credit Union
     1.170%, due July 1, 2004 .................      100,000            100,000
   ShoreBank & Trust Co.
     1.180%, due November 6, 2004 .............      100,000            100,000
   ShoreBank Chicago
     1.590%, due December 27, 2004 ............      100,000            100,000
   ShoreBank Cleveland
     1.490%, due December 27, 2004 ............      100,000            100,000
                                                                   ------------

TOTAL CERTIFICATES OF DEPOSIT
   (Cost $500,000) ............................                         500,000
                                                                   ------------

   MONEY MARKET SHARES: 6.4%                         NUMBER
                                                   OF SHARES

   Pax World Money Market Fund - note B (d)
   (Cost $3,093,642) ..........................    3,093,642          3,093,642
                                                                   ------------

TOTAL INVESTMENTS: 100.9%
   (Cost $48,691,600) .........................                      48,974,822


   Other assets and liabilities (Net): (0.9%)..                        (410,462)
                                                                   ------------
Net assets: 100.0%.............................                    $ 48,564,360
                                                                   ------------

(a)   Non-income producing security
(b) Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers
(c)   Security is being fair valued under the direction of the Board of
      Directors
(d) Affiliate - security is managed by Pax World Management Corp., the Fund's Adviser
(e)   Principal amount is Euro currency; value is in U.S. dollars
(f)   Principal amount is Canadian currency; value is in U.S. dollars
(g)   Principal amount is Pound Sterling currency; value is in U.S. dollars
AU    Austria (traded in Euro currency)
CA    Canada
GB    Great Britain

SEE NOTES TO FINANCIAL STATEMENTS

                                Statements of Assets and Liabilities (Unaudited)
                                                                   June 30, 2004

PAX WORLD

ASSETS                                          Balanced Fund       Growth Fund     High Yield Fund
                                                -------------       -----------     ---------------
  Investments, at value - note A
   (cost - $1,030,841,744;
   $39,004,143; and $45,597,958,
   respectively) ...........................    $1,263,840,397    $   51,303,920    $   45,881,180
  Investments, at value in
  controlled affiliate (cost -
  $48,193,271; $0; and $0,
  respectively) ............................        48,193,271                --                --
  Investments, at value in
  non-controlled affiliates (cost -
  $0; $3,011,412; and $3,093,642,
  respectively) ............................                --         3,011,412         3,093,642
                                                --------------    --------------    --------------
     Total Investments .....................     1,312,033,668        54,315,332        48,974,822
  Cash .....................................           499,764           300,033           100,286
  Foreign currency, at value (cost -
  $0, $0, and $282,838, respectively) ......                --                --           285,938
  Prepaid expenses .........................            18,933            17,171             5,635
  Receivables:
   Capital stock sold ......................           796,983           358,347            27,267
   Dividends and interest - note A .........         3,901,444            16,671           926,406
   Investment securities sold ..............         3,630,180                --                --
                                                --------------    --------------    --------------
     Total Assets ..........................     1,320,880,972        55,007,554        50,320,354
                                                --------------    --------------    --------------

LIABILITIES
  Payables:
   Capital stock reacquired ................         9,194,838             7,270           272,120
   Investment securities purchased .........        14,720,311                --         1,309,625
   Dividend payable - note A ...............                --                --            63,403
  Accrued expenses:
   Investment advisory fees - note B .......           538,626            64,658            26,554
   Distribution expenses ...................           282,579            17,369            15,809
   Transfer agent fees .....................           200,166            23,790            21,243
   Legal and Audit fees ....................            38,205            22,016            39,230
   Custodian fees ..........................            26,450             2,009             6,752
   Administration fees .....................               972             1,945             1,258
   Other accrued expenses ..................             6,662                --                --
                                                --------------    --------------    --------------
     Total Liabilities .....................        25,008,809           139,056         1,755,994
                                                --------------    --------------    --------------

  NET ASSETS ...............................    $1,295,872,163    $   54,868,498    $   48,564,360
                                                ==============    ==============    ==============

                                                                   June 30, 2004

PAX WORLD

                                                Balanced Fund      Growth Fund      High Yield Fund
                                                -------------      -----------      ---------------
NET ASSETS REPRESENTED BY:
  Paid in Capital .........................    $1,069,466,382    $   52,593,300     $   48,683,207
  Undistributed net investment
   income (loss) ..........................         6,458,854          (236,433)            23,386
  Accumulated net realized (loss) .........       (13,051,726)       (9,788,146)          (428,556)
  Net unrealized appreciation of:
   Investments ............................       232,998,653        12,299,777            283,223
   Foreign currency translations ..........                --                --              3,100
                                               --------------    --------------     --------------
NET ASSETS ................................    $1,295,872,163    $   54,868,498     $   48,564,360(a)
                                               ==============    ==============     ==============

Shares of capital stock outstanding
  (75,000,000; 25,000,000; and
  50,000,000 authorized shares,
  respectively, and $1 par value for
  all funds) ...............................       60,182,950         5,061,668            (b)

Net asset value per share ..................   $        21.53    $        10.84            (c)
                                               ==============    ==============     ==============

(a) Net Assets Attributable to:
    Individual Investor Class ..............                                        $   42,327,236
                                                                                    ==============
    Institutional Class ....................                                        $    6,237,125
                                                                                    ==============

(b) Capital Shares Outstanding
    Individual Investor Class ..............                                             4,987,902
                                                                                    ==============
    Institutional Class ....................                                               734,983
                                                                                    ==============

(c) Net asset value per share
    Individual Investor Class ..............                                        $         8.49
                                                                                    ==============
    Institutional Class ....................                                        $         8.49
                                                                                    ==============

SEE NOTES TO FINANCIAL STATEMENTS

                                            Statements of Operations (Unaudited)
                                                  Six Months Ended June 30, 2004

INVESTMENT INCOME
   Income - note A                              Balanced Fund     Growth Fund    High Yield Fund
                                                -------------     -----------    ---------------
     Dividends (net of withholding
        tax of $129,295; $0; and $0,
        respectively) ......................    $  6,050,595     $    101,123     $         --
     Dividends from controlled affiliate ...         180,989               --               --
     Dividends from non-controlled
        affiliates .........................              --           11,624            8,281
     Interest ..............................       6,184,409               --        1,937,492
                                                ------------     ------------     ------------
         Total Income ......................      12,415,993          112,747        1,945,773

   Expenses
     Investment advisory fees - note B .....       3,182,404          230,163          235,446
     Distribution expenses - note B ........       1,496,871           70,050          115,484
     Transfer agent fees ...................         658,397           74,655           39,282
     Printing and other shareholder
        communication fees .................         164,949           18,905           12,655
     Custodian fees ........................         162,229           20,095           28,579
     Legal fees and related expenses .......         171,418           17,537           42,294
     Directors' fees and expenses - note B .          51,743           26,552           16,537
     Administration fees ...................           5,833            5,833            6,119
     State taxes ...........................          47,204            6,609            4,894
     Other expenses ........................          33,176           10,064           13,786
                                                ------------     ------------     ------------
        Total Expenses .....................       5,974,224          480,463          515,076
                                                ------------     ------------     ------------

       Less: Fees paid indirectly - note D .          (2,180)          (2,526)            (628)
            Money market advisory
               fee waiver - note B .........         (14,905)            (954)            (648)
            Expenses assumed by
               Adviser - note B ............              --         (127,803)        (147,386)
                                                ------------     ------------     ------------
     Net expenses ..........................       5,957,139          349,180          366,414
                                                ------------     ------------     ------------

            Net investment income (loss) ...       6,458,854         (236,433)       1,579,359
                                                ------------     ------------     ------------

REALIZED AND UNREALIZED GAIN - notes A and C
   Net realized gain on:
     Investments ...........................      27,320,422        1,988,487          490,772
     Foreign currency transactions .........              --               --          126,798
   Change in unrealized appreciation
     (depreciation) on:
     Investments ...........................      17,034,849        2,966,572       (1,493,674)
     Foreign currency translation ..........              --               --            1,449
                                                ------------     ------------     ------------
       Net realized and unrealized
         gain (loss) on investments
         and foreign currency ..............      44,355,271        4,955,059         (874,655)
                                                ------------     ------------     ------------
       Net increase in net assets
         resulting from operations .........    $ 50,814,125     $  4,718,626     $    704,704
                                                ------------     ------------     ------------

SEE NOTES TO FINANCIAL STATEMENTS

PAX WORLD

                                                          BALANCED FUND
                                                          -------------

                                               Six Months Ended
                                                 June 30, 2004       Year Ended
                                                  (Unaudited)     December 31, 2003
                                                  -----------     -----------------
INCREASE (DECREASE) IN NET ASSETS

  From operations:
     Net investment income (loss) ..........    $     6,458,854    $    12,135,196
     Net realized gain (loss) on investments
        and foreign currency transactions ..         27,320,422        (19,832,291)
     Net change in unrealized appreciation
        (depreciation) on investments and
        foreign currency transactions ......         17,034,849        186,044,323
                                                ---------------    ---------------
     Net increase (decrease) in net assets
        resulting from operations ..........         50,814,125        178,347,228

  Distributions to shareholders from:
     Net investment income
        Common Stock .......................                 --        (11,834,367)
        Individual Investor Class of
          common stock .....................                 --                 --
        Institutional Class of common stock                  --                 --
     Tax return of capital
        Common stock .......................                 --           (331,248)
                                                ---------------    ---------------
  Total distributions to shareholders ......                 --        (12,165,615)

  From capital share transactions:
  Net increase in net assets from capital
     share transactions ....................         21,015,647         25,193,760
                                                ---------------    ---------------

  Net increase in net assets ...............         71,829,772        191,375,373

NET ASSETS
  Beginning of period ......................      1,224,042,391      1,032,667,018
                                                ---------------    ---------------
  End of period (1) ........................    $ 1,295,872,163    $ 1,224,042,391

(1) Includes undistributed net investment
income (loss) ..............................    $     6,458,854    $            --

SEE NOTES TO FINANCIAL STATEMENTS

                                             Statements of Changes in Net Assets
                                                                   June 30, 2004

               GROWTH FUND                                    HIGH YIELD FUND

 Six Months Ended                             Six Months Ended
  June 30, 2004           Year Ended            June 30, 2004           Year Ended
   (Unaudited)         December 31, 2003         (Unaudited)         December 31, 2003
   -----------         -----------------         -----------         -----------------
  $   (236,433)          $   (339,722)          $  1,579,359           $  2,892,794

     1,988,487                245,278                617,570              1,823,447


     2,966,572              9,209,202             (1,492,225)             1,855,277
  ------------           ------------           ------------           ------------

     4,718,626              9,114,758                704,704              6,571,518



            --                     --                     --                     --

            --                     --             (1,639,605)            (2,892,794)
            --                     --                (27,106)                    --

            --                     --                     --                     --
  ------------           ------------           ------------           ------------
            --                     --             (1,666,711)            (2,892,794)



     9,539,304              9,440,758              1,669,090             12,959,470
  ------------           ------------           ------------           ------------

    14,257,930             18,555,516                707,083             16,638,194


    40,610,568             22,055,052             47,857,277             31,219,083
  ------------           ------------           ------------           ------------
  $ 54,868,498           $ 40,610,568           $ 48,564,360           $ 47,857,277
  ============           ============           ============           ============

  $   (236,433)          $         --           $     23,386           $    110,738

                                  Statements of Changes - Capital Stock Activity
                                                                   June 30, 2004

PAX WORLD

                               Six Months                          Six Months
                                 Ended           Year Ended          Ended           Year Ended
                             June 30, 2004      December 31,     June 30, 2004      December 31,
                              (Unaudited)           2003          (Unaudited)           2003
                             -------------     -------------     -------------     -------------
                                          Shares                              Amount
                                          ------                              ------
BALANCED FUND
Common Stock
Shares sold .............        4,601,861        42,156,563     $  97,038,392     $ 782,790,843
Shares issued in
  reinvestment of
  distributions .........               --           577,536                --        11,332,089
Shares redeemed .........       (3,605,252)      (41,495,133)      (76,022,745)     (768,929,172)
                             -------------     -------------     -------------     -------------
Net increase (decrease) .          996,609         1,238,966     $  21,015,647     $  25,193,760
                             =============     =============     =============     =============

GROWTH FUND
Common Stock
Shares sold .............        1,452,665         4,221,556     $  14,998,624     $  34,544,311
Shares redeemed .........         (536,974)       (3,113,682)       (5,459,319)      (25,103,553)
                             -------------     -------------     -------------     -------------
Net increase (decrease) .          915,691         1,107,875     $   9,539,304     $   9,440,758
                             =============     =============     =============     =============

HIGH YIELD FUND
Individual Investor Class
Shares sold .............        1,798,368        27,098,334     $  15,550,804     $ 224,672,696
Shares issued in
   Reinvestment of
   distributions ........          142,363           243,872         1,226,068         2,036,350
Shares redeemed .........       (2,490,298)      (25,760,020)      (21,312,815)     (213,749,576)
                             -------------     -------------     -------------     -------------
Net increase (decrease) .         (549,567)        1,582,186     $  (4,535,943)    $  12,959,470
                             =============     =============     =============     =============

                             June 1, 2004*     June 1, 2004*
                           to June 30, 2004  to June 30, 2004
                              (Unaudited)      (Unaudited)
                              -----------      -----------
                                Shares           Amount
                                ------           ------
HIGH YIELD FUND
Institutional Class
Shares sold ...........          733,900       $6,195,839
Shares issued in
   Reinvestment of
   distributions ......            1,083            9,194
                              ----------       ----------
Net increase (decrease)          734,983       $6,205,033
                              ==========       ==========

*Date of commencement of operations

SEE NOTES TO FINANCIAL STATEMENTS

                                                            Financial Highlights
                                                                   June 30, 2004

PAX WORLD BALANCED FUND, INC.

1. SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        Six Months
                                          Ended
                                         June 30,                            Year  Ended December 31
                                           2004                              -----------------------
                                        (Unaudited)       2003          2002           2001           2000          1999
                                        -----------       ----          ----           ----           ----          ----
Net asset value, beginning of period     $   20.68     $   17.82     $   19.91      $   22.41      $   23.40     $   21.64
                                         ---------     ---------     ---------      ---------      ---------     ---------
Income (loss) from investment
operations
   Net investment income(1) .........         0.11          0.21          0.33           0.47           0.51          0.47
   Net realized and unrealized gain
   (loss) on investments ............         0.74          2.86         (2.09)         (2.50)          0.78          3.17
                                         ---------     ---------     ---------      ---------      ---------     ---------
Total from investment operations ....         0.85          3.07         (1.76)         (2.02)          1.29          3.64
                                         ---------     ---------     ---------      ---------      ---------     ---------

Less Distributions
   Dividends from net investment
   income ...........................           --          0.20          0.33           0.47           0.53          0.46
   Distributions from realized gains            --            --            --             --           1.75          1.41
   Tax return of capital ............           --          0.01            --           0.01           0.01          0.01
                                         ---------     ---------     ---------      ---------      ---------     ---------
Total distributions .................           --          0.21          0.33           0.48           2.28          1.88
                                         ---------     ---------     ---------      ---------      ---------     ---------

Net asset value, end of period ......    $   21.53     $   20.68     $   17.82      $   19.91      $   22.41     $   23.40
                                         ---------     ---------     ---------      ---------      ---------     ---------

2.  TOTAL RETURN(2) .................         4.11%        17.27%        (8.86%)        (9.09%)         5.66%        17.23%

3.  RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
('000,000s) .........................    $   1,296     $   1,224     $   1,033      $   1,161      $   1,230     $   1,065

Ratio to average net assets:
   Net expenses, excluding
   custody credits ..................         0.95%(3)      0.99%         0.95%          0.94%          0.96%         0.89%
   Net investment income ............         1.03%(3)      1.09%         1.74%          2.27%          2.14%         2.05%

Portfolio turnover rate .............        13.55%(4)     19.33%        36.96%         37.50%         26.49%        21.09%

Net expenses ........................         0.95%(3)      0.99%         0.95%          0.94%          0.96%         0.89%

Total expenses ......................         0.95%(3)      0.99%         0.97%          0.94%          0.96%         0.89%

(1)   Based on average shares outstanding during the period
(2) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges
(3)   Annualized
(4)   Not annualized

                                                            Financial Highlights
                                                                   June 30, 2004

PAX WORLD GROWTH FUND, INC.

1. SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       Six Months
                                          Ended
                                        June 30,                                   Year Ended December 31
                                          2004                                     ----------------------
                                       (Unaudited)           2003            2002            2001            2000            1999
                                       -----------           ----            ----            ----            ----            ----
Net asset value, beginning of period    $   9.80          $   7.26        $   9.23        $  11.98        $  14.28        $  11.13
                                        --------          --------        --------        --------        --------        --------

Income (loss) from investment
operations
   Net investment (loss)(1) ........       (0.05)            (0.09)          (0.05)          (0.04)          (0.02)          (0.02)
   Net realized and unrealized gain
   (loss) on investments ...........        1.09              2.63           (1.92)          (2.71)          (2.28)           3.17
                                        --------          --------        --------        --------        --------        --------
Total from investment operations ...        1.04              2.54           (1.97)          (2.75)          (2.30)           3.15
                                        --------          --------        --------        --------        --------        --------

Net asset value, end of period .....    $  10.84          $   9.80        $   7.26        $   9.23        $  11.98        $  14.28
                                        --------          --------        --------        --------        --------        --------

2. TOTAL RETURN(2) .................       10.61%            34.99%         (21.34%)        (22.95%)        (16.11%)         28.30%

3. RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period ('000s)  .    $ 54,868          $ 40,611        $ 22,055        $ 24,820        $ 28,523        $ 22,068

Ratio to average net assets:
   Net expenses, excluding
   custody credits .................        1.51%(3)          1.50%           1.52%           1.53%           1.56%           1.58%
   Net investment (loss) ...........       (1.02%)(3)        (1.10%)         (0.78%)         (0.48%)         (0.14%)         (0.29%)

Portfolio turnover rate ............       51.96%(4)        116.87%         105.86%          54.71%          83.97%          76.40%

Net expenses .......................        1.50%(3)          1.50%           1.50%           1.50%           1.50%           1.50%

Total expenses .....................        2.06%(3)          2.56%           2.69%           2.45%           2.40%           3.80%

(1)   Based on average shares outstanding during the period
(2) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges
(3)   Annualized
(4)   Not annualized

                                                            Financial Highlights
                                                                   June 30, 2004

PAX WORLD HIGH YIELD FUND, INC.
INDIVIDUAL INVESTOR CLASS

1. SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       Six Months
                                         Ended
                                        June 30,                                   Year Ended December 31
                                          2004                                     ----------------------
                                       (Unaudited)           2003            2002            2001           2000          1999*
                                       -----------           ----            ----            ----           ----          -----
Net asset value, beginning of period    $   8.64          $   7.89        $   8.50        $   8.74       $   9.67       $  10.00
                                        --------          --------        --------        --------       --------       --------
Income (loss) from investment
operations
   Net investment income(1) ........        0.28              0.54            0.56            0.75           0.88           0.09
   Net realized and unrealized gain
   (loss) on investments ...........       (0.14)             0.75           (0.61)          (0.24)         (0.93)         (0.33)
                                        --------          --------        --------        --------       --------       --------
Total from investment operations ...        0.14              1.29           (0.05)           0.51          (0.05)         (0.24)
                                        --------          --------        --------        --------       --------       --------

Less Distributions
   Dividends from net investment
   income ..........................        0.29              0.54            0.56            0.75           0.88           0.09
                                        --------          --------        --------        --------       --------       --------

Net asset value, end of period .....    $   8.49          $   8.64        $   7.89        $   8.50       $   8.74       $   9.67
                                        --------          --------        --------        --------       --------       --------
2. TOTAL RETURN(2) .................        1.64%            16.90%          (0.51%)          5.82%         (0.58%)        (2.46%)

3. RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period ('000s)  .    $ 42,327          $ 47,857        $ 31,219        $ 16,259       $ 10,340       $  2,914

Ratio to average net assets:
   Net expenses, excluding
   custody credits .................        1.50%(3)          1.50%           1.48%           1.57%          0.92%          2.01%(3)
   Net investment income ...........        6.44%(3)          6.56%           6.96%           8.42%          9.80%          6.40%(3)

Portfolio turnover rate ............       49.92%(4)        130.69%         101.70%         194.33%        119.90%          7.10%

Net expenses .......................        1.50%(3)          1.50%           1.46%           1.50%          0.85%          1.50%(3)

Total expenses .....................        2.10%(3)          2.00%           2.32%           3.18%          4.30%          2.01%(3)

*Commencement of investment operations was October 13, 1999

(1)   Based on average shares outstanding during the period
(2) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges
(3)   Annualized
(4)   Not annualized

                                                            Financial Highlights
                                                                   June 30, 2004

PAX WORLD HIGH YIELD FUND, INC.
INSTITUTIONAL CLASS

1. SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     Period Ended
                                                    June 30, 2004*
                                                     (Unaudited)
                                                     -----------

Net asset value, beginning of period .......          $   8.44
                                                      --------

Income (loss) from investment operations
  Net investment income(1) .................              0.04
  Net realized and unrealized gain (loss)
  on investments ...........................              0.05
                                                      --------
Total from investment operations ...........              0.09
                                                      --------

Less Distributions
  Dividends from net investment income .....              0.04
                                                      --------

Net asset value, end of period .............          $   8.49
                                                      --------

2. TOTAL RETURN(2) .........................              1.14%

3. RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period ('000s) ..........          $  6,237

Ratio to average net assets:
   Net expenses, excluding custody credits .              1.16%(3)
   Net investment income ...................              7.15%(3)

Portfolio turnover rate ....................             49.92%(4)

Net expenses ...............................              1.15%(3)

Total expenses .............................              2.32%(3)

*Commencement of operations was June 1, 2004

(1)   Based on average shares outstanding during the period
(2) Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges
(3)   Annualized
(4)   Not annualized

                                       Notes to Financial Statements (Unaudited)
                                                                   June 30, 2004

PAX WORLD BALANCED FUND, INC.
PAX WORLD GROWTH FUND, INC.
PAX WORLD HIGH YIELD FUND, INC.

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Pax World Balanced Fund, Inc. ("Balanced Fund"), Pax World Growth Fund, Inc. ("Growth Fund") and Pax World High Yield Fund, Inc. ("High Yield Fund") (collectively, the "Funds") are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act"). On April 30, 2004, the High Yield Fund added an Institutional Class of shares and renamed its existing shares the Individual Investor Class.

The Funds' policy is to invest in securities of companies producing goods and services that improve the quality of life, and that are not, to any degree, engaged in manufacturing defense or weapons-related products or companies that derive revenue from the manufacture of tobacco, liquor, and/or gambling products.

The Balanced Fund's investment objective is primarily to provide its shareholders with a diversified holding of securities of companies which offer primarily income and conservation of principal and secondarily possible long-term growth of capital through investment in common and preferred stocks and debt securities.

The Growth Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities (common stock, securities convertible into common stock and preferred stock) of established companies with above-average growth prospects. Current income, if any, is incidental.

The High Yield Fund's primary investment objective is to seek high current income. It will, however, also seek capital appreciation as a secondary objective to the extent that it is consistent with the High Yield Fund's primary objective. It seeks to achieve this objective by investing at least eighty percent (80%) of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) rated below BBB- by Standard & Poor's Ratings Group or below Baa3 by Moody's Investors Service and other fixed income securities either similarly rated by another major rating service or unrated securities that are, in the opinion of Pax World Management Corp., the Fund's Adviser (the "Adviser"), of comparable quality (commonly referred to as "junk bonds"). These percentages may vary, however, depending upon market conditions.

                                                                   June 30, 2004

ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Securities listed on any national, regional or local exchange are valued at the closing prices on such exchanges. Securities listed on the NASDAQ national market system (other than options on stock and stock indices) are valued using the NASDAQ Official Closing Price (the "NOCP"). Shares in money market funds are valued at $1 per share. Certificates of deposit, if any, are valued at cost; accrued interest to June 30, 2004 is included in dividends and interest receivable. Valuations of bonds in the High Yield Fund are from independent pricing services or broker-dealers, which may or may not be managing underwriters. Securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Directors.

INVESTMENT TRANSACTIONS

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

EXPENSES

Expenses of the Funds, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking

                                                                   June 30, 2004

into consideration the nature and type of expense and the relative net assets of the Funds. Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates.

The High Yield Fund intends to declare dividends from net investment income daily and pay such dividends monthly, on the first business day of the month subsequent to the month of accrual. Shareholders who redeem shares during a month receive the dividend accrued to the date of redemption.

The Balanced and Growth Funds intend to declare and distribute dividends from net investment income, if any, semi-annually. The Funds will distribute net realized capital gains, if any, annually.

FEDERAL INCOME TAXES

The Funds have qualified and intend to qualify for and elect treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

FOREIGN CURRENCY TRANSACTIONS

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

PROXY VOTING POLICIES

You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request by contacting the Funds directly at 800-767-1729, online at www.paxworld.com, or on the SEC's website at www.sec.gov.

                                                                   June 30, 2004

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll free) at 800-767-1729 or visting Pax World's website at www.paxworld.com and will be available without charge by visiting the SEC's website at www.sec.gov.

NOTE B - INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES AND OTHER
         PARTIES

Each Fund has entered into an Investment Advisory Agreement (the "Agreements") with Pax World Management Corp. (the "Adviser"). Pursuant to the Agreements, the Adviser furnishes investment advisory services in connection with the management of the Funds. Under the Agreements, the Adviser, subject to the supervision of the Boards of Directors of each of the Funds, is responsible for managing the assets of the Funds in accordance with their investment objectives, investment program and policies. The Adviser determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds.

As compensation for services rendered, each Fund pays the Adviser a fee, accrued daily and paid monthly, at the annual rates set forth below as a percentage of the average daily net assets of the relevant Fund. Pursuant to the terms of the Advisory Agreement between the Balanced Fund and the Adviser, the Adviser will be compensated by the Balanced Fund for its services at an annual rate of three-quarters of one percent (.75%) of average daily net assets up to and including $25,000,000 and one-half of one percent (.50%) of average daily net assets in excess of $25,000,000. Pursuant to the terms of the Advisory Agreements between the Adviser and each of the Growth and High Yield Funds, the Adviser will be compensated for its services as follows: in the event that the average daily net assets of such Fund are less than $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of $25,000; in the event that the average daily net assets of such Fund are equal to or in excess of $5,000,000, the Adviser will be compensated by such Fund for its services at an annual rate of one percent (1%) of average daily net assets up to and including $25,000,000 and three-quarters of one percent (.75%) of average daily net assets in excess of $25,000,000.

The Adviser has agreed to supply and pay for such services as are deemed by the Boards of Directors of each Fund to be necessary or desirable and proper for the continuous operations of such Fund (excluding all taxes and charges of governmental agencies and brokerage commissions incurred in connection with portfolio transactions) (i) with respect to the Balanced and Growth

                                                                   June 30, 2004

Funds that exceed, on a per annum basis, one and one-half percent (1.5%) of the average daily net assets of such Fund, (ii) with respect to the Individual Investor Class of shares of the High Yield Fund that exceed, on a per annum basis, one and one-half percent (1.5%) of the average daily net assets of such class, and (iii) with respect to the Institutional Class of shares of the High Yield Fund that exceed, on a per annum basis, one and fifteen-hundredths percent (1.15%) of the average daily net assets of such class. Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Directors; (iii) the fees of the Funds' custodian and transfer agent; (iv) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Boards of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. For the six months ended June 30, 2004, the expense reimbursements and voluntary fee waivers for each of the Funds were as follows:

                                                                Total Expenses
Fund                                                          Assumed by Adviser
----                                                          ------------------

Balanced                                                          $      0
Growth                                                             127,803
High Yield - Individual Investor Class                             142,983
High Yield - Institutional Class                                     4,403

Each Fund maintains a distribution expense plan or plans (individually, a "Plan"; collectively, the "Plans") pursuant to Rule 12b-1 under the Act pursuant to which the Balanced and Growth Funds incur the expenses of distributing their respective shares and the High Yield Fund incurs the expenses of distributing its shares of the Individual Investor Class of shares. Such expenses include (but are not limited to) advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Each Plan provides that its Fund may pay to one or more of its 12b-1 distributors (i) individually and in the aggregate, up to twenty-five hundredths of one percent (.25%) per annum of the average daily net assets of the Balanced Fund, Growth Fund and High Yield Fund Individual Investor Class of shares, as the case may be, for personal service and/or the maintenance of shareholder accounts as defined by Rule 2830 of the National Association of Securities Dealers Rules of Conduct, and (ii) total distribution fees (including the service fee of .25 of 1%) up to (A) twenty-five hundredths of one percent (.25%) per annum of its average daily net assets with respect to the Balanced Fund, (B) thirty-five hundredths of one percent (.35%) per annum of the average daily net assets of each the Growth Fund and the High Yield Fund's Individual Investor Class of shares. Each Plan may be terminated at any time, without penalty, by (a) the vote of a

                                                                   June 30, 2004

majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan or (b) the vote of the holders of a majority of the outstanding shares of the Fund. If any of the Plans is terminated, the payment of fees to third parties would be discontinued at that time. For the six months ended June 30, 2004, the Funds were not charged expenses in excess of the contractual rate; the following amounts were paid by the Adviser:

Fund                                                                      Amount
----                                                                      ------

Balanced                                                                 $     0
Growth                                                                         0
High Yield - Individual Investor Class                                    30,635

All three Funds are permitted to invest in the Pax World Money Market Fund, Inc., which is also managed by the Adviser. The Adviser has agreed to waive the portion of the advisory fee necessary to offset the amount of the advisory fee payable by Pax World Money Market Fund, Inc. to the Adviser with respect to any assets that any of the three Funds have invested in the Pax World Money Market Fund, Inc. For the six months ended June 30, 2004, the advisory fee was waived as followed:

Fund                                                            Amount of Waiver
----                                                            ----------------

Balanced                                                             $14,905
Growth                                                                   954
High Yield                                                               648

Several individuals who are officers and/or Directors of the Funds are also employees of the Adviser.

The Balanced Fund currently pays each of its unaffiliated Directors a fee of $2,000, and each of its affiliated Directors a fee of $1,000, for attendance at each meeting of the Board of Directors of the Balanced Fund. The Growth and High Yield Funds currently pay each of their unaffiliated Directors a fee of $1,000, and each of their affiliated Directors a fee of $300, for attendance at each meeting of the Board of Directors of such Funds. In addition, the Balanced Fund pays $1,000 and the Growth and High Yield Funds pay $500 to each member of their Audit Committees for attendance at each meeting of such committees. Each of the Funds pays $300 to each member of their Nominating Comittees for attendance at each meeting of such committees.

Mr. Lee Unterman, a partner with Kurzman Karelsen & Frank, LLP, is Secretary of all three Funds. During the six months ended June 30, 2004, the Funds expensed legal fees and related expenses with Kurzman Karelsen & Frank, LLP, general counsel for the Funds, as follows:

                                                                   June 30, 2004

Fund                            Amount
----                            ------

Balanced                       $171,418
Growth                           17,537
High Yield                       42,294

Substantially all of the Adviser's capital stock is currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-five and seven hundredths percent (25.07%) ownership interest in H.G. Wellington & Co., Inc., the Funds' distributor and a brokerage firm that the Funds may use to execute brokerage transactions ("H.G. Wellington"). Thomas W. Grant, the President of the Adviser and H.G. Wellington, has less than 5% ownership interest in the Adviser and H.G. Wellington. Brokerage commissions paid to H.G. Wellington during the six months ended June 30, 2004 are as follows:

                                                 % of Total
 Fund                    Commission             Commissions
 ----                    ----------             -----------

Balanced                  $103,162                   19%
Growth                      17,250                   20%
High Yield                       0                    0%

NOTE C - INVESTMENTS INFORMATION

Purchases and proceeds from sales of investments for the three Funds for the six months ended June 30, 2004 are as follows:

                          Purchases                          Proceeds

                                     U.S.                                U.S.
                                  Government                         Government
 Fund          Investments*          Bonds        Investments*          Bonds
 ----          ------------          -----        ------------          -----

Balanced       $164,849,871      $132,030,160     $151,278,082      $102,500,000
Growth           29,849,505                 0       22,792,787                 0
High Yield       25,901,017                 0       22,761,943                 0

*excluding short-term investments and U.S. Government bonds

The term "affiliated company" includes other investment companies that are managed by a fund's adviser. At June 30, 2004, the Funds held the following security of an affiliated company, Pax World Money Market Fund, Inc.:

                                                                   June 30, 2004

                    Value at         Purchased          Sold          Value at
Fund                12/31/03           Cost             Cost           6/30/04
----                --------           ----             ----           -------

Balanced*         $36,700,004      $161,289,257     $149,795,990     $48,193,271
Growth              1,408,153        23,013,359       21,410,100       3,011,412
High Yield          3,582,277        23,951,029       24,439,664       3,093,642

*A "controlled affiliate" is a company in which a fund has ownership of at least 25% of the voting securities. At June 30, 2004, the Balanced Fund held at least 25% of the Pax World Money Market Fund, Inc.

For Federal income tax purposes, the identified cost of investments owned at June 30, 2004, as well as the gross unrealized appreciation and depreciation of investments and resulting net unrealized appreciation (depreciation) as of June 30, 2004, were as follows for the three Funds:

                Identified
                  cost of                                               Net
                investments          Gross            Gross         unrealized
                for Federal        unrealized       unrealized     appreciation
Fund         income tax basis     appreciation     depreciation   (depreciation)
----         ----------------     ------------     ------------   --------------

Balanced      $1,079,035,015      $250,408,137     $17,409,484     $232,998,653
Growth            42,015,555        12,543,895         244,118       12,299,777
High Yield        48,691,600         1,136,139         852,917          283,222

NOTE D - TAX INFORMATION

Under current tax laws, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds incurred the following losses during the period November 1, 2003 through December 31, 2003, which have been deferred for tax purposes until fiscal year 2004:

  Fund                  Deferred Losses
  ----                  ---------------

Balanced                    $837,109
Growth                             0
High Yield                         0

At December 31, 2003, the Funds had the following capital loss carryforwards, which may be used to offset future net realized capital gains for Federal income tax purposes, expiring December 31:

Fund                  2009             2010            2011             Total
----                  ----             ----            ----             -----

Balanced           $        0      $20,840,687     $18,694,352       $39,535,039
Growth              5,153,570        6,623,063               0        11,776,633
High Yield                  0        1,046,127               0         1,046,127

                                                                   June 30, 2004

NOTE E - CUSTODIAN BANK AND CUSTODIAN FEES

The custodian fees charged are reduced, pursuant to expense offset arrangements with each Fund, by an earnings credit which is based upon the average cash balances maintained at the custodian. If the Funds did not have such offset arrangements, they could have invested such amounts in income-producing assets. Custody credits for each of the three Funds for the six months ended June 30, 2004, reported as Fees paid indirectly in the Statements of Operations, are as follows:

Fund                     Custody Credits
----                     ---------------

Balanced                      $2,180
Growth                         2,526
High Yield                       628

NOTE F - OTHER INFORMATION

At a meeting of the Boards of Directors of the Funds held on March 13, 2003, the Boards of Directors unanimously voted to terminate the retention of the Funds' prior independent public accountants, Pannell Kerr Forster, P.C. ("PKF"), as a result of the Boards' concern about the accuracy of certain tax advice provided by PKF to the Funds in prior years. In particular, PKF caused the Balanced Fund to pay state income taxes of approximately $1.2 million in the aggregate to the State of New Hampshire for fiscal years 1991 through 2001, inclusive, and the High Yield Fund to pay approximately $17,000 in the aggregate in such taxes to the State of New Hampshire for fiscal years 2000 and 2001, even though a statutory exemption was available. An application for a refund of those taxes has been made to the State of New Hampshire and the Balanced Fund and the High Yield Fund are also seeking reimbursement from PKF of the amount paid for those taxes. A decision was issued by the New Hampshire Department of Revenue Administration on May 13, 2004, which effectively denied the requested refund. An appeal was filed with the New Hampshire Superior Court on June 8, 2004.

Shareholders should note that there have been no disagreements between the Funds and PKF on any matter of accounting principles or practices and PKF has never rendered an adverse or qualified opinion about the Funds' financials. Under the circumstances, however, and notwithstanding the fact that the Audit Committees of the Boards of Directors and the Boards of Directors of the Funds have been pleased, in general, with the services rendered by PKF to the Pax World Funds for over twenty years, the Boards of Directors of the Funds, acting upon the recommendation of the Audit Committees of the Boards of Directors, felt it necessary and appropriate to seek new independent public accountants for the Funds.

                                      Annual Meeting of Shareholders (Unaudited)
                                                                   June 30, 2004

PAX WORLD BALANCED FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS

An Annual Meeting of Shareholders of the Fund was held at 10:45 a.m. on Thursday, June 10, 2004 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter, are as follows:

(1) To elect a Board of nine Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

      NOMINEE:                          FOR:                   WITHHELD:
      Carl H. Doerge, Jr.               31,914,446               883,483
      Thomas W. Grant                   31,193,897             1,604,032
      James M. Large, Jr.               31,753,900             1,044,029
      Louis F. Laucirica                31,926,176               871,754
      Joy L. Liechty                    32,032,148               765,782
      Laurence A. Shadek                31,135,152             1,662,778
      Sanford C. Sherman                31,945,813               852,117
      Nancy S. Taylor                   32,005,488               792,441
      Esther J. Walls                   31,975,617               822,313

      (constituting all of the members of the Board of Directors of the Fund) (there were no abstentions and no broker non-votes with respect to any nominee)

(2) To ratify the selection by the Board of Directors of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2004:

                  For:                        31,350,444
                  Against:                       404,156
                  Abstain:                     1,043,330
                  Broker Non-Votes:                    0

(3) To transact such other business as may properly come before such annual meeting or any adjournment thereof:

                  For:                        29,535,095
                  Against:                     1,255,465
                  Abstain:                     2,007,369
                  Broker Non-Votes:                    0

                                      Annual Meeting of Shareholders (Unaudited)
                                                                   June 30, 2004

PAX WORLD GROWTH FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS

An Annual Meeting of Shareholders of the Fund was held at 9:45 a.m. on Thursday, June 10, 2004 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter, are as follows:

(1) To elect a Board of nine Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

      NOMINEE:                      FOR:                    WITHHELD:
      Carl H. Doerge, Jr.           2,490,485                  76,889
      Thomas W. Grant               2,248,893                 318,481
      James M. Large, Jr.           2,492,009                  75,365
      Louis F. Laucirica            2,502,405                  64,969
      Joy L. Liechty                2,510,109                  57,265
      Laurence A. Shadek            2,228,497                 338,877
      Sanford C. Sherman            2,508,581                  58,793
      Nancy S. Taylor               2,513,325                  54,049
      Esther J. Walls               2,506,820                  60,554

      (constituting all of the members of the Board of Directors of the Fund) (there were no abstentions and no broker non-votes with respect to any nominee)

(2) To ratify the selection by the Board of Directors of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2004:

                  For:                         2,478,747
                  Against:                        21,880
                  Abstain:                        66,746
                  Broker Non-Votes:                    0

(3) To transact such other business as may properly come before such annual meeting or any adjournment thereof:

                  For:                         2,116,381
                  Against:                       289,110
                  Abstain:                       161,882
                  Broker Non-Votes:                    0

                                      Annual Meeting of Shareholders (Unaudited)
                                                                   June 30, 2004

PAX WORLD HIGH YIELD FUND, INC.

ANNUAL MEETING OF SHAREHOLDERS

An Annual Meeting of Shareholders of the Fund was held at 12:00 p.m. on Thursday, June 10, 2004 at the Sheraton Harborside Portsmouth Hotel and Conference Center, 250 Market Street, Portsmouth, NH 03801. The matters voted upon and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter, are as follows:

(1) To elect a Board of six Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified:

      NOMINEE:                       FOR:                      AGAINST:
      Carl H. Doerge, Jr.            4,461,865                  223,276
      Thomas W. Grant                4,012,671                  672,471
      James M. Large, Jr.            4,452,263                  232,878
      Louis F. Laucirica             4,463,125                  222,016
      Laurence A. Shadek             3,997,083                  688,058
      Esther J. Walls                4,464,052                  221,089

      (constituting all of the members of the Board of Directors of the Fund) (there were no abstentions and no broker non-votes with respect to any nominee)

(2) To ratify the selection by the Board of Directors of Ernst & Young LLP as the independent public accountants of the Fund for the year ending December 31, 2004:

                  For:                         4,563,423
                  Against:                        11,671
                  Abstain:                       110,046
                  Broker Non-Votes:                    0

(3) To transact such other business as may properly come before such annual meeting or any adjournment thereof:

                  For:                         3,856,970
                  Against:                       653,509
                  Abstain:                       174,663
                  Broker Non-Votes:                    0

                          ACCOUNT OPTIONS AND SERVICES*

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

TYPES OF ACCOUNTS

REGULAR ACCOUNTS: Individual, business and trust accounts are available for all Pax World Funds.

TRADITIONAL IRA: Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

ROTH IRA: Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA: This is an easy-to-maintain retirement plan designed for small businesses.

SEP IRA: This is an employer-funded retirement plan popular with small businesses and self-employed persons.

EDUCATION SAVINGS ACCOUNT & UNIFORM GIFT TO MINORS ACCOUNT (UGMA): These plans provide excellent ways to save for a child's education.

403(b)(7) PLAN: This plan is available to employees of non-profit organizations.

SERVICES

AUTOMATIC INVESTMENT PLAN: You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. AUTOMATIC INVESTMENT PLANS DO NOT ASSURE A PROFIT AND DO NOT PROTECT AGAINST LOSS IN DECLINING MARKETS.

ONLINE ACCOUNT ACCESS: Utilizing a unique ID number and PIN, you can access your Pax World account(s) online to review your account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

WWW.PAXWORLD.COM: Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view CONNECTION - our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.

* THIS SEMI-ANNUAL REPORT IS INTENDED FOR SHAREHOLDERS OF THE PAX WORLD FUNDS ONLY, AND IS NOT AUTHORIZED FOR DISTRIBUTION TO OTHER PERSONS UNLESS ACCOMPANIED OR PRECEDED BY A PROSPECTUS. PLEASE CONSIDER THE FUNDS' INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUNDS' PROSPECTUSES CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUNDS AND MAY BE OBTAINED BY CALLING 800-767-1729, EMAILING INFO@PAXWORLD.COM OR VISITING WWW.PAXWORLD.COM. THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PEFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. IN ADDITION, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED HEREIN. FOR MORE RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 800-767-1729 OR VISIT WWW.PAXWORLD.COM. DISTRIBUTOR: H.G. WELLINGTON & CO., INC., A MEMBER OF NASD/SIPC.; AUGUST 2004.

PAX WORLD
ETHICAL INVESTING

PAX World
222 State Street
Portsmouth, NH 03801

[graphic omitted] 800-767-1729
web www.paxworld.com
email info@paxworld.com

For general fund information:
[graphic omitted] 800-767-1729

For shareholder account information:
[graphic omitted] 800-372-7827

For broker services:
[graphic omitted] 800-635-1404

Address all account inquiries to:
PAX World
P.O. Box 9824
Providence, RI 02940-8024

[graphic omitted] Printed in USA on recycled paper

Item 2.     Code of Ethics.

          (i) The information required by Item 2(a) of this report on Form N-CSR is only required in an annual report filed on Form N-CSR.

          (ii) There have been no amendments, during the period covered by this report on Form N-CSR, to a provision of the Registrant's code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

          (iii) The Registrant has not, during the period covered by this report on Form N-CSR, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

Item 3.     Audit Committee Financial Expert.

         Not applicable - The information required by this Item is only required in an annual report on Form N-CSR.

Item 4.     Principal Accountant Fees and Services.

         Not applicable - The information required by this Item 4 is only required in an annual report on Form N-CSR.

Item 5.     Audit Committee of Listed Registrants

         Not applicable - The information required by this Item 5 is only required in an annual report on Form N-CSR.

Item 6.     Schedule of Investments.

         Not applicable - The schedule is included as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 9.     Submission of Matters to a Vote of Security Holders.

         Not applicable - There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
         Schedule 14A or this Item.

Item 10.    Controls and Procedures.

                  (i) It is the conclusion of the Registrant's principal executive officer and principal financial officer (or persons performing similar functions) based upon an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the "Disclosure Controls") as of a date within 90 days of the filing date of this report on Form N-CSR, that such Disclosure Controls are effectively designed to provide reasonable assurance that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported by the filing date and that the information required to be disclosed by the Registrant in this report on Form N-CSR has been accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer (or persons performing similar functions), to allow timely decisions regarding required disclosure.

                  (ii) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11.     Exhibits.

             (a)   (1)     Not applicable - The Registrant's code of ethics,
                           and amendments thereto, that are the subject of disclosure required by Item 2 of Form N-CSR are filed with the Registrant's annual report on Form N-CSR.

                   (2) Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended.

                   (3) Not applicable - Written solicitation to repurchase securities under Rule 23c-1 of the Investment Company Act of 1940, as amended, sent or given during the period covered by this report on Form N-CSR by or on behalf of the Registrant to 10 or more persons.

         (b) Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended,and Section 1350 of Chapter 63 of Title 18 of the United States Code, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pax World Growth Fund, Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Thomas W. Grant
                         -------------------------------------------------------
                           Thomas W. Grant, President

Date     September 3, 2004
    ----------------------------------------------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf by the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Thomas W. Grant
                         -------------------------------------------------------
                           Thomas W. Grant, President

Date     September 3, 2004
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By (Signature and Title)*  /s/ Janet L. Spates
                         -------------------------------------------------------
                           Janet L. Spates, Assistant Treasurer

Date     September 3, 2004
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*Print the name and title of each signing officer under his or her signature.